PHL Variable

Insurance Company

(a wholly owned subsidiary of

PHL Delaware, LLC)

Statutory Financial Statements and

Supplemental Schedules

December 31, 2022, 2021 and 2020

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)

i

Independent Auditors’ Report

The Board of Directors

PHL Variable Insurance Company:

Opinions

We have audited the financial statements of PHL Variable Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year-period ended December 31, 2022, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three- year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut

May 1, 2023

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2022	2021
Assets:

Bonds	$898,538	$1,196,762

Preferred stock	5,559	10,182

Common stock	2,963	2,187

Contract loans	70,349	70,817

Mortgage loans	47,980	49,276

Cash, cash equivalents and short-term investments	76,652	24,764

Derivatives	8,314	8,803

Receivables for securities	3,689	4,003

Other invested assets	119,097	54,709

Total cash and invested assets	1,233,141	1,421,503

Deferred and uncollected premium	3,186	4,140

Due and accrued investment income	4,223	10,109

Deferred tax asset	6,228	6,123

Current federal and foreign income tax recoverable	7,858	7,739

Receivable from affiliate	582	1,989

Reinsurance amounts receivable	46,641	41,240

Other assets	69,722	40,810

Separate account assets	3,056,813	3,639,317

Total assets	$4,428,394	$5,172,970

Liabilities:

Reserves for future policy benefits	$197,111	$172,255

Payable to affiliate	10,613	5,646

Funds held under coinsurance	1,071,035	1,219,514

Reinsurance payables	48,584	48,322

Net transfers due to (from) separate accounts	(111,988)	(42,096)

Other liabilities	71,529	27,067

Interest maintenance reserve (“IMR”)	28,324	34,570

Asset valuation reserve (“AVR”)	11,195	15,378

Separate account liabilities	3,056,813	3,639,317

Total liabilities	4,383,216	5,119,973

Capital and surplus:

Common stock, $5,000 par value (1,000 shares authorized; 500 shares issued and outstanding)	2,500	2,500

Paid-in surplus	283,333	283,333

Surplus notes	55,000	55,000

Unassigned surplus	(295,655)	(287,836)

Total capital and surplus	45,178	52,997

Total liabilities, capital and surplus	$4,428,394	$5,172,970

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2022	2021	2020
Income:

Net investment income	$52,505	$69,487	$59,657

Separate account net gain (loss) from operations	69,823	28,248	(10,212)

Commissions and expense allowances on reinsurance ceded	29,783	25,969	15,630

Reserve adjustments on reinsurance ceded	(226,336)	(199,027)	(154,702)

Fees associated with separate account and other miscellaneous income	59,901	71,123	73,199

Total income	(14,324)	(4,200)	(16,428)

Current and future benefits:

Net transfers (from) to separate accounts, net of reinsurance	(363,142)	(453,592)	(449,459)

Change in reserves for future policy benefits	24,998	3,611	16,531

Total current and future benefits	(338,144)	(449,981)	(432,928)

Operating and other expenses:

Commissions	5,546	7,132	7,609

Other operating expenses	19,493	14,267	3,783

Reserve adjustments on MODCO assumed and MODCO consideration	(96,465)	(38,075)	(51,474)

Other amounts ceded	381,894	454,045	447,099

Premium, payroll and miscellaneous taxes	7,028	6,455	6,855

Total operating and other expenses	317,496	443,824	413,872

Net gain (loss) from operations before federal income taxes	6,324	1,957	2,628

Federal and foreign income tax expense (benefit)	765	(4,760)	1,856

Net income (loss) from operations before realized capital gains (losses)	5,559	6,717	772

Realized capital gains (losses), net of income taxes and IMR	1,979	(38,296)	(4,825)

Net income (loss)	7,538	(31,579)	(4,053)

Changes in capital and surplus:

Change in unrealized capital gains (losses), net of tax	(10,253)	5,327	3,131

Change in deferred income tax	10,935	(55)	9,882

Change in non-admitted assets	(21,462)	3,645	(14,330)

Change in liability for reinsurance in unauthorized and certified companies	192	14,765	(16,994)

Change in reserve on account of change in valuation basis	434	162	—

Change in asset valuation reserve	4,184	(152)	(228)

Paid-in surplus	—	30,250	—

Other surplus changes, net	613	—	—

Net increase (decrease) in capital and surplus	(7,819)	22,363	(22,592)

Capital and surplus, beginning of year	52,997	30,634	53,226

Capital and surplus, end of year	$45,178	$52,997	$30,634

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2022	2021	2020
Cash provided by (used for) operations:

Premiums and annuity considerations	$250,727	$233,331	$184,013

Net investment income	48,487	73,110	60,526

Other income	152,748	118,913	87,443

Claims and benefits	(954,989)	(937,912)	(863,742)

Commissions and other expenses	63,068	11,214	44,991

Net transfers from (to) separate accounts	293,250	462,996	442,445

Federal income taxes recovered (paid)	(352)	59,080	(3,769)

Net cash provided by (used for) operations	(147,061)	20,732	(48,093)

Cash provided by (used for) investments:

Proceeds from sales, maturities and scheduled repayments of bonds	294,327	413,774	271,215

Proceeds from sales, maturities and scheduled repayments of stocks	3,023	29,717	5,757

Proceeds from sales, maturities and scheduled repayments of mortgage loans	1,319	7,895	996

Proceeds from sales, maturities and scheduled repayments of other investments	56,000	5,205	3,946

Cost of bonds acquired	(27,170)	(272,994)	(138,315)

Cost of stocks acquired	(408)	(52,343)	9,450

Cost of mortgage loans acquired	—	(6,600)	(9,066)

Cost of other investments acquired	(64,187)	(11,966)	(33,140)

Net decrease (increase) in contract loans	467	10,687	3,466

Net cash provided by (used for) investments	263,371	123,375	114,309

Cash provided by (used for) financing and miscellaneous sources:

Capital and paid-in surplus, less treasury stock	—	30,250	—

Net deposits (withdrawals) of deposit-type contracts	(9,305)	(4,472)	(1,020)

Other cash provided (applied)	(55,117)	(203,191)	(43,463)

Net cash provided by (used for) financing and miscellaneous uses	(64,422)	(177,413)	(44,483)

Net decrease in cash and short-term investments	51,888	(33,306)	21,733

Cash and short-term investments, beginning of year	24,764	58,070	36,337

Cash and short-term investments, end of year	$76,652	$24,764	$58,070

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company

(a wholly owned subsidiary of PHL Delaware, LLC)

Notes to Statutory Financial Statements

(in thousands except where noted in millions)

1.	Description of Business

PHL Variable Insurance Company (“PHL” or the “Company”) is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware” or the “Parent”). On November 15, 2021, Nassau Insurance Group Holdings, L.P. transferred one hundred percent of the issued and outstanding common stock of the Parent to PHL Holdings, LLC. Effective with the transfer, the Parent and its subsidiaries, including the Company, are no longer owned or controlled by Nassau Financial Group GP Ltd. or any of its subsidiaries.

PHL is a provider of life insurance and annuity products. The Company’s life insurance products include universal life, variable universal life and other insurance products. The Company has both single-life and multiple-life products. Under multiple-life policies, several lives may be insured with the policy proceeds paid after the death of the first or last insured. The Company’s annuity products include deferred annuities and fixed indexed annuities. Annuity products accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. The Company‘s fixed indexed annuity products include single premium deferred equity indexed annuities and also single premium fixed indexed annuities. In November 2019, PHL stopped marketing and selling new business. Currently, the Company requires approval from its regulators for certain transactions and business activities.

Effective October 1, 2019, PHL entered into a combined coinsurance funds withheld and modified coinsurance agreement (the “Concord Treaty”) that reinsures the total retained risk in PHL to a wholly-owned captive subsidiary, Concord Re, Inc. (“Concord”), that is licensed in Connecticut. Concord entered into a 30-year excess-of-loss agreement (the “XOL Agreement”) with an affiliate, Nassau Re (Cayman) Ltd. (“NKY”), that provided coverage of up to $200 million in the event assets are not sufficient to pay claims. Effective November 15, 2021, this XOL agreement was novated to Palisado Re, Inc. (“Palisado”), a subsidiary of PHL, and subsequently its coverage was increased to $450 million. The receivable resulting from the XOL Agreement was approved by the Connecticut Insurance Department (the “Department”) as an admissible asset on Concord’s financial statements. The business reinsured to Concord experienced increased net losses due to COVID-19 and the economic environment, which could continue into the future.

2.	Summary of Significant Accounting Policies

The significant accounting policies which are used by PHL in the preparation of its statutory financial statements are described below.

Basis of presentation

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Department. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). PHL does not prepare financial statements on a U.S. GAAP basis and, as a result, differences from U.S. GAAP are not readily determinable. The major differences from U.S. GAAP practices are as follows:

•

The costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.

•	Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.

•	Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

•

For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

•

Under STAT, for universal life and variable annuity contracts, premiums or deposits are recognized as revenue when paid, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.

•	Statutory reserves are based on different assumptions than they are under U.S. GAAP.

•	Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.

•

The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP 101, in conjunction with SSAP 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. The Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.

•

For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For GAAP, results of wholly owned subsidiaries are consolidated.

•	Surplus notes issued by the Company are recognized as surplus for STAT and debt for U.S. GAAP.

•

Under STAT, we consider forms of security that are acceptable to the Commissioner under Connecticut General Statutes Section 38a-86(a)(4) to recognize the credit for reinsurance. For GAAP, a reinsurance recoverable would be reported as an asset and assessed for impairment related to the credit risk of the reinsurer.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including economic and health impacts stemming from the COVID-19 pandemic, such as the possibility for elevated mortality and investment market volatility. We regularly review our projections and associated assumptions as part of our ongoing assessment of our business performance and risks. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our results of operations and financial condition, and as such, the range of scenarios around these projections is significant. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contract holder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

To be consistent with the current year presentation, certain prior year reclassifications have been made.

Recent accounting pronouncements

In 2022, the NAIC adopted revisions to SSAP No. 86, Derivatives, and the corresponding Exhibit A, which adopts with modification U.S. GAAP guidance in determining hedge effectiveness and measurement guidance for excluded components. These revisions have an effective date of January 1, 2023, and the Company is assessing the impact on the its financial position and results of operations.

In 2022, the Statutory Accounting Principles Working Group of the NAIC adopted Interpretation (“INT”) 22-02. On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

The Company did not adopt any accounting standards during 2022 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Regulatory capital requirements

PHL Delaware serves as the holding company for PHL and does not have any significant operations of its own.

PHL is required to report risk-based capital (“RBC”) under the insurance company laws of Connecticut. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. PHL has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

Risks and uncertainties

The Company is exposed to various risks and may face difficult economic conditions that could impact the Company’s results of operations, financial condition and liquidity.

With its total retained risk transferred to Concord, PHL’s most significant risk is the ability of Concord to meet policyholder obligations when they come due (see Note 4 for more information on PHL’s direct reserves ceded to Concord). Included in the risk transferred to Concord are PHL’s older age universal life policies, which have a number of large face amount policies that are not reinsured to third parties and have generated significant losses in recent years, as a result of adverse mortality. The Company expects to continue to have mortality losses over the next several years. These losses are partially offset by profits on fixed index annuity and variable annuity products and other life insurance policies that are also part of the risk transferred to Concord. To help mitigate these risks, as of year-end 2019, PHL ceased underwriting activities and determined that it was in the best interests of its policyholders and creditors to run off its existing operations in such a manner that would maximize the availability of funds to satisfy the interests of its policyholders, creditors and others.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

In addition, Concord is a party to the XOL Agreement with Palisado which provides coverage in the event assets are not sufficient to pay claims (see Note 1). While PHL and Concord currently are projecting sufficient liquidity and assets to meet policyholder and other obligations through 2040, the present value of expected policyholder and other obligations in excess of assets supporting those obligations beyond 2040 is projected to be less than 5% of the total of PHL and Concord liabilities as of December 31, 2022. These projections reflect estimates and actuarial assumptions with regard to our future experience which involve the exercise of significant judgment (See Note 2, Basis of Presentation for further information).

Concord’s capital and surplus is projected to become negative in 2023, and that coupled with a continuation of negative universal life trends could adversely impact operating results and statutory surplus levels and PHL’s ability to recognize full reserve credit taken on its reinsurance to Concord. Without the full credit for reinsurance PHL’s capital and surplus could fall below mandatory control level RBC at some point in the future.

In light of these concerns, in March 2023, PHL consented to the administrative supervision of the Connecticut Insurance Commissioner pursuant to Connecticut law, whereby the Commissioner will provide increased supervision and regulatory oversight of PHL, Concord, and certain of our other affiliates. In general, for so long as we remain subject to such supervision and regulatory oversight, we will need approval from the Commissioner for business and governance activities other than those performed in the ordinary course of PHL’s business.

Market factors, including interest rates, credit spreads, equity prices, derivative prices and availability, volatility, disruptions and strength of the capital markets, deflation and inflation, and government actions in response thereto could adversely impact results. PHL and Concord take measures to mitigate these risks, including the risks associated with investing in a changing interest rate environment. While rising interest rates are generally positive to our economics, a sharp rise in interest rates, in the absence of other countervailing changes, would result in deterioration in the net unrealized position of the Company’s investment portfolio and, if long-term interest rates rise dramatically within a six to twelve-month time period, certain products may be exposed to disintermediation risk. Disintermediation risk refers to the risk that policyholders may surrender their contracts in a rising interest rate environment, requiring the liquidation of assets in an unrealized loss position. Management believes this risk is mitigated to some extent by surrender charge and market value adjustment protection provided by certain products, in particular the Company’s FIA and FA business.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual, and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

The Company’s only investment in subsidiary relates to a captive reinsurer formed in 2019. No value is admitted for this investment.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Short-term investments and cash equivalents are carried at amortized cost. PHL considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Other invested assets primarily include limited partnership interests. Partnership interests are carried at cost adjusted for PHL’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Recognition of net investment income occurs when cash distributions of income are received.

Realized capital gains and losses on investments are determined using the first-in, first-out method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP 43R until the recovery of value, the security is written down to fair value.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy as noted.

Derivative instruments

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company also uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

The Company values qualified hedges at cost and changes in the value of these hedges are reflected directly through net investment income. For interest rate swaps used to hedge the cash flow variability or reinvestment risks associated with asset purchases, the impact is reflected through net investment income as the difference between income between bond coupons and swap payments.

The Company had no unrealized gain/(loss) for non-qualified hedges representing interest rate swaps as of December 31, 2022, 2021 and 2020.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company uses equity index put and call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index put options primarily to hedge against market risks or the so-called “vega” Greek risk exposure (referring to the sensitivity of the fair value of assets and liabilities to changes in equity volatility) associated with certain annuity products. The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these options is that they are valued at fair or market value, and changes in the value of these options are reflected directly through surplus.

The unrealized gain/(loss) representing equity index options was $2.4 million, $3.2 million and $(1.4) million as of December 31, 2022, 2021 and 2020, respectively.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had no derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, preferred stock, mortgage loans, cash equivalents and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield to maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Due and accrued investment income non-admitted was $3.8 million and $0.1 million at December 31, 2022 and 2021, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2022 and 2021 were $35.2 million and $13.7 million, respectively. Non-admitted deferred tax assets (“DTA”) account for $22.9 million and $9.4 million of the total non-admitted asset balance for December 31, 2022 and 2021, respectively. Changes for the years ended December 31, 2022, 2021 and 2020 increased (decreased) surplus by $(21.5) million, $3.6 million and $(14.3) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contract holders who can either choose to bear the full investment risk or can choose guaranteed investment earnings subject to certain conditions.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

For contract holders who bear the investment risk, investment income and investment gains and losses accrue directly to such contract holders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of PHL. The assets and liabilities are carried at fair value in accordance with SSAP No. 56, Separate Accounts, except for fixed index annuity contracts. Fixed index annuity contracts are accounted for at book value in accordance with Commissioner approval under Connecticut General Statute §38a-433. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contract holders for management services are included in revenues.

Appreciation or depreciation of PHL’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contract holders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

PHL’s separate account products include variable annuities, indexed annuities and variable life insurance contracts. Many of PHL’s annuity contracts include various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with Actuarial Guideline (“AG”) 43 for indexed annuities and Valuation Manual Section 21 (“VM-21”) for variable annuities.

For Market Value Adjusted separate accounts, contract holders are credited interest at a guaranteed rate if the account is held until the end of the guarantee period. If funds are withdrawn from the account prior to the end of the guarantee period, a market value adjustment is applied, which means that the funds received may be higher or lower than the account value, depending on whether current interest rates are higher, lower or equal to the guaranteed interest rate. In these separate accounts, appreciation or depreciation of assets, undistributed net investment income and investment or other sundry expenses are reflected as net income or loss in PHL’s interest in the separate accounts and transferred to the general account.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using a modified preliminary term reserve method. In addition, for certain products issued on or after January 1, 2000, PHL adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and PHL’s X factors for the deficiency reserve. Annuity reserves principally use AG33 and AG35 to calculate reserve balances without guarantees, AG43 to calculate fixed indexed annuity (FIA) reserve balances with guarantees and VM-21 to calculate variable annuity reserves. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves. AG43 requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Conditional Tail Expectation Amount (“CTE”). VM-21 requires stochastic projections to calculate CTE amounts under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2022 and 2021, the Company calculated its reserves for variable annuity products with guaranteed minimum death, accumulation and withdrawal benefits under VM-21. The Company calculates FIA reserves under the SSA of AG43, which exceeded the CTE scenario.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Claim and loss liabilities are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

For deposit-type variable annuity contracts in the accumulation stage, PHL reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

Reinsurance

PHL utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Other amounts ceded on the statements of income and changes in capital and surplus reflect certain adjustments related to the reinsurance arrangement with Concord including interest on funds withheld, separate account income and other initial coinsurance reserve adjustments for contract claims.

Dividends

In Connecticut, without prior approval by the insurance commissioner, the aggregate amount of dividends during any twelve month period shall not exceed the greater of (i) 10% of surplus to policyholders for the preceding calendar year or (ii) net gain from operations for such year. Connecticut law states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the insurance commissioner. Based on this calculation, the Company has no dividend capacity for 2023.

Income taxes

For 2020, the Company filed a consolidated tax return with Concord. Beginning in 2021, the Company filed a consolidated tax return with Concord and a newly formed affiliate, Palisado. In accordance with the intercompany tax sharing agreement, each subsidiary computes their taxable income on a separate company basis and pays its respective tax liability to PHL. PHL will utilize the losses of its subsidiaries to offset consolidated taxable income and recognize the tax savings relating to the utilized net operating losses as a benefit in the effective rate reconciliation. Under the tax sharing agreement, a subsidiary’s tax losses are maintained on a separate company basis and carryforward to reduce such subsidiary’s taxable income in future periods.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP 101. The change in deferred tax is recorded as a component of surplus.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Surplus notes

On December 28, 2018, the Company issued 9.75% surplus notes that are due December 28, 2048 with a face value of $25.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 28 of each year, commencing December 28, 2019. The Company did not request approval and made no interest payments for these notes in 2022. The 9.75% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. PHL Holdings LLC (“PHL Holdings”), the parent company of PHL Delaware, holds the full balance of the notes.

On December 30, 2013, the Company issued 10.5% surplus notes that are due December 30, 2043 with a face value of $30.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 30 of each year, commencing December 30, 2014. The Company did not request approval and made no interest payments for these notes in 2022, 2021 or 2020. The 10.5% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. PHL Holdings holds the full balance of the notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/30/2013	10.50%	$30.0	Y	$30.0	$30.0	$12.6
1001	12/28/2018	9.75%	25.0	Y	25.0	25.0	9.8

Total			$55.0		$55.0	$55.0	$22.4

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$—	$15,750.0	N/A	$—	$—	12/30/2043
1001	—	—	N/A	—	—	12/28/2048

Total	$—	$15,750.0		$—	$—

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/ Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$30.0	$30.0	N
1001	N	N	N	N	Cash	25.0	25.0	N

Total						$55.0	$55.0

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(806.3)

Surplus

The portion of unassigned surplus increased/(reduced) by cumulative unrealized gains/losses was $(9.1) million and $4.6 million as of December 31, 2022 and 2021, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $806.3 million to gross paid-in and contributed surplus as of December 31, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the Department.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•	Non-cash investment transactions, such as tax-free exchanges;

•	Non-cash capital contribution of subsidiaries;

•	Accretion of amortization or accrual of discount for investments;

•	Depreciation expense;

•	Inception Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and

•	Accruals of capital contributions approved by the domiciliary commissioner.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Statement of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2022, 2021 and 2020, respectively as shown below, ceded under the Concord Treaty:

•	$256.2 million, $233.2 million and $171.6 million of premium and annuity considerations for the years ended December 31, 2022, 2021 and 2020, respectively;

•	$728.8 million, $736.7 million and $692.7 million of policyholder benefits for the years ended December 31, 2022, 2021 and 2020, respectively; and

•	$(148.5) million, ($246.9) million and ($76.4) million change in funds withheld account December 31, 2022, 2021 and 2020, respectively.

The Statements of Cash Flows also excluded the following significant non-cash items for the years ended December 31, 2022, 2021 and 2020:

•	$6.8 million, $7.8 million and $15.2 million of non-cash investment exchanges for the years ended December 31, 2022, 2021 and 2020, respectively.

3.	Investments

Information pertaining to PHL’s investments, net investment income and capital gains and losses on investments follows.

Bonds, preferred stock and common stock

The carrying value and fair value of investments in bonds, preferred stock and common stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$24,933	$1	$(2,665)	$22,269

All other governments	1,177	—	(192)	985

Political subdivisions	16,040	19	(1,346)	14,713

Special revenue	17,832	9	(1,993)	15,848

Industrial and miscellaneous (unaffiliated)	526,958	1,111	(67,717)	460,352

Hybrid securities	4,108	—	(302)	3,806

Mortgage-backed and asset-backed securities	307,490	425	(45,389)	262,526

Total bonds	$898,538	$1,565	$(119,604)	$780,499

Preferred Stock	$5,559	$—	$(207)	$5,352

Common Stock	$2,963	$—	$—	$2,963

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The carrying value and fair value of investments in bonds, preferred stock and common stock as of December 31, 2021 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$49,706	$404	$(67)	$50,043

All other governments	7,966	1,637	(6)	9,597

Political subdivisions	20,728	1,797	(14)	22,511

Special revenue	34,284	4,212	(58)	38,438

Industrial and miscellaneous (unaffiliated)	694,587	81,926	(2,502)	774,011

Hybrid securities	12,199	1,024	(2)	13,221

Mortgage-backed and asset-backed securities	377,292	12,534	(15,595)	374,231

Total bonds	$1,196,762	$103,534	$(18,244)	$1,282,052

Preferred Stock	$10,182	$162	$—	$10,344

Common Stock	$2,187	$—	$—	$2,187

The gross unrealized capital gains (losses) on bonds, preferred and common stock were not reflected in surplus for the years ended December 31, 2022 and 2021.

The aging of temporarily impaired general account debt securities and preferred stock as of December 31, 2022 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities

U.S. government	$8,171	$(1,031)	$13,988	$(1,634)	$22,159	$(2,665)

All other governments	194	(43)	791	(149)	985	(192)

Political subdivisions	6,150	(1,333)	1,000	(13)	7,150	(1,346)

Special revenue	13,325	(1,457)	1,057	(536)	14,382	(1,993)

Industrial and miscellaneous	396,884	(51,245)	36,013	(16,472)	432,897	(67,717)

Hybrid securities	3,806	(302)	—	—	3,806	(302)

Mortgage-backed and asset-backed securities	169,402	(18,326)	86,961	(27,063)	256,363	(45,389)

Total bonds	$597,932	$(73,737)	$139,810	$(45,867)	$737,742	$(119,604)

Number of positions at unrealized loss		460		133		593

There are 12 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $3.3 million.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

As of December 31, 2022, securities in an unrealized loss position for greater than 12 months consisted of 133 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2021 is as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities

U.S. government	$32,000	$(38)	$467	$(29)	$32,467	$(67)

All other governments	934	(6)	—	—	934	(6)

Political subdivisions	20	—	1,003	(14)	1,023	(14)

Special revenue	1,524	(58)	—	—	1,524	(58)

Industrial and miscellaneous	79,642	(1,299)	7,759	(1,203)	87,401	(2,502)

Hybrid securities	498	(2)	—	—	498	(2)

Mortgage-backed and asset-backed securities	65,867	(2,651)	69,325	(12,944)	135,192	(15,595)

Total bonds	$180,485	$(4,054)	$78,554	$(14,190)	$259,039	$(18,244)

Number of positions at unrealized loss		157		43		200

There are 10 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $1.5 million.

As of December 31, 2021, securities in an unrealized loss position for greater than 12 months consisted of 43 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The carrying value and fair value of bonds as of December 31, 2022 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$28,809	$28,319

Due after one year through five years	236,217	210,211

Due after five years through ten years	204,835	186,491

Due after ten years	428,677	355,478

Total	$898,538	$780,499

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or PHL may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of PHL’s impaired securities were $13.7 million and $0.9 million as of December 31, 2022 and 2021, respectively. The realized losses on OTTIs for impaired securities were $3.0 million, $2.5 million and $4.7 million in 2022, 2021 and 2020, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

As of December 31, 2022, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2022 and 2021, the market values of mortgage loans were $43.0 million and $50.6 million, respectively.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2022	2021
Industrial	$4,589	$5,089
Multifamily	17,252	17,433
Office	9,954	10,227
Retail	12,583	12,829
Self-storage	3,698	3,818
Total mortgage loans	48,076	49,396

Less: Allowance for loan losses	96	120

Net mortgage loans	$47,980	$49,276

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2022	2021
East North Central	$14,331	$14,631
Mountain	5,337	5,441
Pacific	10,197	10,489
South Atlantic	13,594	14,049
West South Central	4,617	4,786

Total mortgage loans	48,076	49,396
Less: Allowance for loan losses	96	120

Net mortgage loans	$47,980	$49,276

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following table summarizes the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2022
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$10,252	$5,061	$3,691	$2,464	$—	$—	$21,468
50% - 60%	16,030	—	—	—	—	—	16,030
60% - 70%	6,461	4,022	—	—	—	—	10,483
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—

Total	$32,743	$9,083	$3,691	$2,464	$—	$—	$47,981

	December 31, 2021
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$8,272	$—	$—	$—	$—	$—	$8,272
50% - 60%	—	10,602	4,776	3,810	—	—	19,188
60% - 70%	21,816	—	—	—	—	—	21,816
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—

Total	$30,088	$10,602	$4,776	$3,810	$—	$—	$49,276

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $48.1 million CM1 loans as of December 31, 2022 and $49.4 million CM1 loans as of December 31, 2021. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2022 and 2021 was 65% and 65%, respectively. All loans are current as of December 31, 2022 and 2021.

During 2022, the minimum and maximum lending rates for mortgage loans were 3.5% and 4.7%, respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2022, 2021 or 2020.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Other invested assets

Other invested assets as of December 31 are summarized below:

	2022	2021

Private equity	$2,056	$13,841
Direct equity	1,172	8,361
Credit funds	8,641	10,340
Collateralized fund obligation	5,415	10,453
Other alternative assets	78,290	6,050
Mezzanine partnerships	1,137	5,664
Mortgage and real estate	22,386	—

Total other invested assets	$119,097	$54,709

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $95.7 million and $99.2 million as of December 31, 2022 and 2021, respectively. These unfunded commitments include separate account amounts of $46.0 million and $88.0 million as of December 31, 2022 and 2021, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2022	2021
Put options:
Notional amount	$44,194	$106,465
Fair value	$7,825	$7,273
Carrying value	$7,825	$7,273

Call options:
Notional amount	$23,449	$24,429
Fair value	$635	$1,530
Carrying value	$635	$1,530

Interest rate swaps:
Notional amount	$100,000	$100,000
Fair value	$(17,886)	$(2,668)
Carrying value	$—	$—

Foreign currency forwards:
Notional amount	$20,129	$—
Fair value	$(146)	$—
Carrying value	$(146)	$—

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Offsetting and netting of assets and liabilities

For the year ended December 31, 2022, the Company had net derivative assets of $8.3 million, which represented $13.1 million of gross derivative assets offset by $4.8 million in derivative liabilities. For the year ended December 31, 2021, the Company had net derivative assets of $8.8 million, which represented $14.9 million of gross derivative assets offset by $6.1 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate to statutory requirements of various jurisdictions, FHLB capital stock and derivative collateral pledged to counterparties. Total restricted assets were $3.2 million and $3.7 million as of December 31, 2022 and 2021, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus. Restricted assets also included $0 and $0.3 million of derivative collateral pledged to counterparties for the years ended December 31, 2022 and 2021, respectively.

The Company is a member of the FHLB of Boston. The Company requested withdrawal from the FHLB which was approved on June 16, 2022 and will be effective on June 16, 2027. The Company has determined the estimated maximum borrowing capacity as $11.4 million. The Company calculated this amount in accordance with Connecticut General Statute §38a-55, Hypothecation of Assets, whereby a domestic insurer may not pledge, hypothecate or otherwise encumber its assets to secure its debt in excess of the lesser of 5% of admitted assets or 25% of surplus as reported in its last financial statement filed with the commissioner. The Company owned $0.8 million and $0.4 million of FHLB capital stock as of December 31, 2022 and 2021, respectively, which was not eligible for redemption.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	1	1	$1,825	$414	$1,825	$430
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	—	—	—	—	—
(4) Preferred Stock - Fair Value	1	1	658	1,317	658	1,317

(5) Total (1+2+3+4)	2	2	$2,483	$1,731	$2,483	$1,747

*Book Adjusted Carrying Value

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/ Commitment for Financial Support (Yes/No)	Amount of the Recognized Guarantee under SSAP No. 5R

Concord	$(187,044)	$(438,894)	$ (391,155)	No	$—

Concord, with appropriate Department approval, was authorized in conjunction with the XOL Agreement to admit a receivable (the “XOL Asset”) and to not record a deferred tax liability on the XOL Asset. In 2021, the Department approved a request from Concord to admit a $150.0 million prepaid expense asset (the “Prepaid Asset”) as an aggregate write-in for other than invested assets. As of December 31, 2022, the balance of the Prepaid Asset was $138.3 million. The Company had no guaranteed obligation or commitment for financial support to Concord and admitted no value in this subsidiary for the years ended December 31, 2022 and 2021.

Concentrations of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2022, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were the University of Michigan, Iberdrola, SA, Goldman Sachs Group, Inc, Fortis TCI Limited and American Electric Power Company, Inc. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2022	2021	2020

Bonds	$44,969	$52,649	$60,222
Preferred stock	300	4,449	452
Common stock	—	6	12
Mortgage loans	1,983	2,255	2,924
Contract loans	2,967	3,156	4,038
Cash and short-term investments	970	147	455
Other invested assets	8,348	14,976	1,815
Derivative instruments	(317)	978	48
Amortization of IMR	4,224	4,044	3,447
Less:
Other investment expenses	10,939	13,173	13,756

Net investment income	$52,505	$69,487	$59,657

For the year ended December 31, 2022, the Company had 2 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2021, the Company had 9 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million. For the year ended December 31, 2020, the Company had 15 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.7 million.

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2022	2021	2020	2022	2021	2020

Bonds	$(2,323)	$(789)	$(3,104)	$611	$(656)	$(163)
Investments in affiliates	—	(30,250)	898	—	—	—
Preferred stock	(654)	186	126	(964)	365	—
Common stock	(383)	—	(119)	751	(50)	38
Short-term investments	4	—	—	—	—	—
Other invested assets	6,822	(1,250)	—	(15,639)	3,846	2,579
Derivative instruments	(2,044)	(7,329)	(3,880)	2,263	3,238	1,510
Mortgage loans	24	(19)	2	—	—	—
Income tax benefit (expense)	533	1,155	1,252	2,725	(1,416)	(833)

Net capital gains (losses)	$1,979	$(38,296)	$(4,825)	$(10,253)	$5,327	$3,131

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Realized losses include invested asset other-than-temporary impairments of $3.0 million, $32.7 million and $4.7 million for the years ended December 31, 2022, 2021 and 2020, respectively. In 2021, PHL recorded an other-than-temporary impairment of $30.3 million for its investment in Palisado. Due to the uncertainty as to the timing and amount of Concord’s future earnings and the long duration of the reinsurance agreement, the carrying value of Concord was written down to zero as an other-than-temporary impairment.

The proceeds and related gross realized gains and losses from sales of stocks and bonds, for the years ended December 31 were as follows:

	2022	2021	2020

Proceeds from sales	$297,927	$381,880	$273,489
Gross gains on sales	8,038	14,661	19,773
Gross losses on sales	(16,820)	7,754	(9,311)

4.	Reserves for Future Policy Benefits and Reinsurance

PHL’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2022	2021

Life insurance reserves	$1,772,068	$1,807,689
Annuity reserves	316,863	341,428
Deficiency reserves	20,432	19,741
Various	247,917	178,326

Total before reinsurance ceded	2,357,280	2,347,184
Less: Reinsurance ceded	2,160,169	2,174,929

Reserves for future policy benefits	$197,111	$172,255

Ceded reserves for 2022 and 2021 include the reserves ceded to Concord as further discussed in the reinsurance section of this footnote.

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the sub-standard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2022 and 2021, the Company had $1.2 billion and $1.5 billion, respectively, of life insurance in force for which the gross premiums are less than net premiums according to the standard of valuation set by the Department. Reserves to cover the above insurance totaled $20.4 million and $19.7 million as of December 31, 2022 and 2021, respectively.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Given all actuarial risks are transferred to third-party and affiliate reinsurers, no cash flow testing analysis was performed as of December 31, 2022.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

In 2021, PHL updated its mortality method for a small subset of payout annuities with a guaranteed payout annuity floor rider. This was recorded as a change in reserve basis and resulted in a beginning reserve reduction of $0.2 million for the year ending December 31, 2021.

In 2022, PHL updated its valuation rates for a small subset of payout annuities, increasing valuation rates from below statutory maximums to the lesser of statutory maximums or previously established strengthened valuation rates. This was recorded as a change in reserve basis and resulted in a beginning reserve reduction of $0.4 million for the year ended December 31, 2022.

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 are as follows:

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$78,800	$1,694,214	$—	$1,773,014	53%
- at book value less surrender charge of 5% or more	17	—	—	17	—%
- at market value	—	—	683,654	683,654	20%

Subtotal	78,817	1,694,214	683,654	2,456,685	73%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	171,772	406,887	—	578,659	17%
- not subject to discretionary withdrawal	314,236	—	7,393	321,629	10%

Total individual annuity actuarial reserves	564,825	2,101,101	691,047	3,356,973	100%

Less: Reinsurance ceded	443,459	—	—	443,459

Total individual annuity actuarial reserves, net of reinsurance	$121,366	$2,101,101	$691,047	$2,913,514

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$86,337	$2,130,801	$—	$2,217,138	56%
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	969,985	969,985	25%

Subtotal	86,337	2,130,801	969,985	3,187,123	81%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	188,702	287,783	—	476,485	12%
- not subject to discretionary withdrawal	244,605	—	10,284	254,889	7%

Total individual annuity actuarial reserves	519,644	2,418,584	980,269	3,918,497	100%

Less: Reinsurance ceded	422,611	—	—	422,611

Total individual annuity actuarial reserves, net of reinsurance	$97,033	$2,418,584	$980,269	$3,495,886

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	661	661	2%

Subtotal	—	—	661	661	2%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	24,000	—	—	24,000	73%
Not subject to discretionary withdrawal	8,248	—	—	8,248	25%

Total deposit fund liabilities	32,248	—	661	32,909	100%

Less: Reinsurance ceded	32,248	—	—	32,248

Total deposit fund liabilities, net of reinsurance	$—	$—	$661	$661

	2021
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	— %
- at book value less surrender charge of 5% or more	—	—	—	—	— %
- at market value	—	—	994	994	3%

Subtotal	—	—	994	994	3%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	22,519	—	—	22,519	62%
Not subject to discretionary withdrawal	12,458	—	—	12,458	35%

Total deposit fund liabilities	34,977	—	994	35,971	100%

Less: Reinsurance ceded	34,977	—	—	34,977

Total deposit fund liabilities, net of reinsurance	$—	$—	$994	$994

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2022:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$121,366
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	—
Exhibit 7, Deposit-type contracts, line 14, column 1	—

Subtotal	121,366

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	2,787,665
Exhibit 3, Line 0399999, column 2	4,484
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	661

Subtotal	2,792,810

Combined total	$2,914,176

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2022 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$35,148	$35,148	$131,185	$—	$—	$—
- Universal life	513,279	494,216	551,777	—	—	—
- Universal life with secondary guarantees	113,901	107,387	493,071	—	—	—
- Indexed universal life	21,180	20,405	21,152	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	9,286	9,286	13,579	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	22,074	22,074	22,129	125,332	125,315	125,498
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	530,638	XXX	XXX	—
- Accidental death benefits	XXX	XXX	270	XXX	XXX	—
- Disability-active lives	XXX	XXX	3,616	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	4,493	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	20,545	XXX	XXX	—

Total (gross: direct + assumed)	714,868	688,516	1,792,455	125,332	125,315	125,498
Less: Reinsurance ceded	644,534	618,183	1,716,710	—	—	—

Total, net	$70,334	$70,333	$75,745	$125,332	$125,315	$125,498

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Withdrawal characteristics of life actuarial reserves as of December 31, 2021 are as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$27,325	$27,325	$126,575	$—	$—	$—
- Universal life	563,410	515,779	579,186	—	—	—
- Universal life with secondary guarantees	123,007	111,904	489,260	—	—	—
- Indexed universal life	21,076	19,922	20,213	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,496	7,496	12,013	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	22,282	22,260	22,119	165,971	165,547	165,663
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	549,618	XXX	XXX	—
- Accidental death benefits	XXX	XXX	257	XXX	XXX	—
- Disability-active lives	XXX	XXX	4,413	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	4,034	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	19,853	XXX	XXX	—

Total (gross: direct + assumed)	764,596	704,686	1,827,541	165,971	165,547	165,663
Less: Reinsurance ceded	693,783	633,874	1,752,318	—	—	—

Total, net	$70,813	$70,812	$75,223	$165,971	$165,547	$165,663

Reconciliation of total life insurance for the year ended December 31, 2022:

Amount
Exhibit 5, Life insurance section, total (net)	$75,745
Exhibit 5, Accidental death benefits section, total (net)	—
Exhibit 5, Disability active lives section, total (net)	—
Exhibit 5, Disability disabled lives section, total (net)	—
Exhibit 5, Miscellaneous reserves section, total (net)	—

Subtotal	75,745

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	125,498
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—

Subtotal	125,498

Combined total	$201,243

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reinsurance

The Company’s reinsurance program varies based on the type of risk, for example:

•

Effective October 1, 2019, the Company entered into a reinsurance agreement with Concord to reinsure all of the Company’s net retained business on a coinsurance funds withheld and modified coinsurance basis. The Company entered into the agreement to manage its long-term risk exposure and liquidity. The reserves ceded to Concord for these policies were $1.5 billion for the years ended December 31, 2022 and 2021. As of December 31, 2022, these ceded reserves were collateralized by funds withheld of $1.1 billion, and Concord’s XOL receivable and the Prepaid Asset of $450.0 million and $138.3 million, respectively. The XOL receivable and Prepaid Asset are considered forms of security acceptable to the Commissioner under Connecticut General Statutes Section 38a-86(a)(4).

•

Effective October 1, 2017, the Company entered into an aggregate excess of loss reinsurance agreement with an affiliate reinsurer to reinsure aggregate losses on certain universal life contracts in excess of the annual attachment points specified in the treaty. The Company entered into the reinsurance treaty to manage surplus volatility associated with the Company’s mortality risk.

•

Effective April 1, 2016, the Company entered into a MODCO treaty with affiliate Nassau Re (Cayman) Ltd., to reinsure 50% of the existing inforce business and future sales of the Company’s fixed indexed annuity contracts. Under MODCO reinsurance, the assets held for the reinsured policies, and the liabilities associated with the business are retained by the Company, and the economic risks and rewards related to the business will be ceded to Nassau Re (Cayman) Ltd. through MODCO adjustments. Effective July 1, 2017 (“Amendment Date”), the treaty was amended to include reinsurance coverage on new Term business issued on or after the Amendment Date. Effective October 1, 2018, new issues of FIA were no longer reinsured under the treaty.

•

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with affiliate Nassau Life Insurance Company (“NNY”). This agreement provides that NNY will retrocede, and the Company will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by NNY from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by NNY and the Company will receive the economic risks and rewards related to the assumed business through MODCO adjustments. Effective March 31, 2021, PHL entered into a MODCO reinsurance agreement, whereby PHL retroceded and NLA reinsures 100% of these policies assumed by PHL from NNY. As of the effective date, NLA receives the economic risks and rewards related to the assumed business through MODCO adjustments. The Company received a ceding commission of $150 million for this reinsurance transaction, which was paid to Concord who reinsures that business under the existing Coinsurance Funds Withheld arrangement. In addition, Concord prepaid a portion of its future operating expenses. With the explicit permission of the Department, Concord was authorized to admit the prepaid expenses as an asset and as security supporting the reinsurance arrangement.

•

For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.

•	Effective October 1, 2009, the Company ceded all benefit risks, net of existing reinsurance, on all the remaining term insurance that was not part of the November 30, 2008 transaction.

•

Effective November 30, 2008, the Company ceded all the benefit risks, net of existing reinsurance, on all the term life business inforce as of December 31, 2008, excluding the term plans introduced in 2008.

•

Effective September 30, 2008, the Company entered into an agreement with affiliate NNY, to cede 90% of all the benefit risks on Phoenix Accumulator Universal Life III and IV policies sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $58.9 million and $65.4 million at December 31, 2022 and 2021, respectively.

•	On October 8, 2007, the Company entered into a reinsurance agreement, which covers 60% of the base contract for the Phoenix Portfolio Advisors deferred variable annuity. Any riders are not covered.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2022	2021	2020

Direct premiums and annuity considerations	$403,853	$377,147	$297,031
Reinsurance assumed - non-affiliate	336	531	974
Reinsurance assumed - affiliate	4,872	5,771	5,838
Reinsurance ceded - non-affiliate	(106,229)	(119,121)	(96,128)
Reinsurance ceded - affiliate	(302,832)	(264,328)	(207,715)

Net premiums and annuity considerations	$—	$—	$—

Direct commissions and expense allowance	$5,159	$6,738	$7,255
Reinsurance assumed - non-affiliate	101	125	100
Reinsurance assumed - affiliate	286	269	254
Reinsurance ceded - non-affiliate	(1,281)	(1,529)	(551)
Reinsurance ceded - affiliate	(28,501)	(24,440)	(15,080)

Net commissions and expense allowance	$(24,236)	$(18,837)	$(8,022)

Direct policy and contract claims incurred	$746,974	$755,040	$649,391
Reinsurance assumed - non-affiliate	2,155	2,852	1,647
Reinsurance assumed - affiliate	81,636	23,340	35,060
Reinsurance ceded - non-affiliate	(174,515)	(207,092)	(140,468)
Reinsurance ceded - affiliate	(656,250)	(574,140)	(545,630)

Net policy and contract claims incurred	$—	$—	$—

Direct policy and contract claims payable	$188,572	$193,091
Reinsurance assumed - non-affiliate	569	522
Reinsurance ceded - non-affiliate	(34,607)	(61,521)
Reinsurance ceded - affiliate	(144,196)	(125,058)

Net policy and contract claims payable	$10,338	$7,034

Direct life insurance in force	$35,052,179	$36,969,942
Reinsurance assumed	1,683,582	1,655,353
Reinsurance ceded	(36,735,761)	(38,625,295)

Net insurance in force	$—	$—

In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $410.5 million, $224.3 million and $240.7 million for the years ended December 31, 2022, 2021 and 2020, respectively.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The Company entered into a multi-product reinsurance agreement with Concord in 2019 to manage the Company’s long-term risk exposure. Included in the multi-product reinsurance agreement are variable annuity contracts containing guaranteed minimum death benefits and guaranteed living benefits. Reserves for variable annuity products ceded by the Company and assumed by the affiliate captive reinsurer follow the same reserve methodology under VM-21 and total $169.4 million, of which $15.4 million is held in respect of the guarantees.

The reserve credit taken by the Company for variable annuities ceded to Concord is $169.4 million, which is supported by $169.4 million of funds withheld collateral consisting of cash and bonds held at statutory carrying value.

The Company has a treaty with Concord, a captive reinsurer in which a risk-based capital shortfall exists per the risk-based capital XXX/AXXX captive reinsurance consolidated exhibit in the amount of $12.8 million. Below is the impact of the RBC shortfall on the TAC:

TAC	RBC Shortfall	TAC before RBC Shortfall
(in millions)

$ 43.6	$ 12.8	$ 56.4

The Company had no cessions to captive reinsurers in which a non-zero primary security shortfall exists.

5.	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$29	$13
Ordinary renewal	5,158	3,173

Total	$5,187	$3,186

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2021 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$16	$16
Ordinary renewal	6,306	4,124

Total	$6,322	$4,140

6.	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/ transactions into a separate account: Variable annuity, fixed indexed annuity and variable universal life. Separate account products are authorized by Connecticut General Statute §38a-433 as discussed in Footnote 2.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Effective July 2018, the Company started accounting for fixed indexed annuity contracts at book value in accordance with Commissioner approval under Connecticut General Statute §38a-433. All remaining separate accounts are accounted for at fair value in accordance with SSAP No. 56.

In accordance with the products/transactions recorded within the separate account, all assets are considered legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2022 and 2021, the Company’s separate account statement included legally insulated assets of $3,056.8 million and $3,639.3 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2022, the general account of the Company had a maximum guarantee for separate account liabilities of $240.0 million. To compensate the general account for the risk taken, the separate account paid risk charges of $46.1 million, $49.1 million, $51.2 million, $49.9 million and $49.4 million for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively. The general account paid $7.9 million, $8.4 million, $7.2 million, $6.3 million and $6.6 million relating to separate account guarantees for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Surrenders and withdrawals were $278.6 million, $364.5 million and $361.1 million for the years ended December 31, 2022, 2021, and 2020, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

The analysis of PHL’s separate accounts as of December 31, 2022 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2022	$—	$8,342	$8,342

Reserves for account with assets at fair value as of December 31, 2022	$3,907	$817,207	$821,114
Reserves for account with assets at amortized cost as of December 31, 2022	2,097,194	—	2,097,194

Total reserves	$2,101,101	$817,207	$2,918,308

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$2,090,764	$—	$2,090,764
At fair value	—	809,814	809,814
At market value without fair value adjustment and with current surrender charge less than 5%	10,337	—	10,337
Not subject to discretionary withdrawal	—	7,393	7,393

Total	$2,101,101	$817,207	$2,918,308

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The analysis of PHL’s separate accounts as of December 31, 2021 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2021	$161	$10,791	$10,952

Reserves for account with assets at fair value as of December 31, 2021	$5,489	$1,146,927	$1,152,416
Reserves for account with assets at amortized cost as of December 31, 2021	2,413,026	—	2,413,026

Total reserves	$2,418,515	$1,146,927	$3,565,442

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$2,407,193	$—	$2,407,193
At fair value	—	1,136,643	1,136,643
At market value without fair value adjustment and with current surrender charge less than 5%	11,322	—	11,322
Not subject to discretionary withdrawal	—	10,284	10,284

Total	$2,418,515	$1,146,927	$3,565,442

The net transfers to and from the separate accounts, included in annuity deposit funds and net transfers to separate accounts in the Statements of Income and Changes in Capital and Surplus at December 31, 2022 and 2021 were as follows:

	2022	2021	2020

Transfers to separate accounts	$2,134	$9,501	$8,158
Transfers from separate accounts	(365,276)	(462,744)	(457,656)

Net transfers from (to) separate account	(363,142)	(453,243)	(449,498)
Reconciling adjustments:
MODCO allowance	—	(349)	39
Total adjustments	—	(349)	39

Adjusted transfers from (to) separate accounts	(363,142)	(453,592)	(449,459)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(363,142)	$(453,592)	$(449,459)

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

7.	Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$42,501	$5,589	$48,090	$38,089	$2,226	$40,315	$4,412	$3,363	$7,775
Statutory valuation allowance	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	42,501	5,589	48,090	38,089	2,226	40,315	4,412	3,363	7,775
Less: Deferred tax assets non-admitted	22,922	—	22,922	9,367	—	9,367	13,555	—	13,555

Subtotal net admitted deferred tax assets	19,579	5,589	25,168	28,722	2,226	30,948	(9,143)	3,363	(5,780)
Less: Deferred tax liabilities	13,099	5,841	18,940	17,538	7,287	24,825	(4,439)	(1,446)	(5,885)

Net deferred tax assets	$6,480	$(252)	$6,228	$11,184	$(5,061)	$6,123	$(4,704)	$4,809	$105

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be be realized after application of the threshold limitation	6,480	(252)	6,228	11,184	(5,061)	6,123	(4,704)	4,809	105
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	6,480	(252)	6,228	11,184	(5,061)	6,123	(4,704)	4,809	105
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	5,842	XXX	XXX	7,031	XXX	XXX	(1,189)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	13,099	5,841	18,940	17,538	7,287	24,825	(4,439)	(1,446)	(5,885)

Deferred tax assets admitted as the result of application of SSAP 101	$19,579	$5,589	$25,168	$28,722	$2,226	$30,948	$(9,143)	$3,363	$(5,780)

	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	459%	617%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$38,949	$46,874

	December 31, 2022		December 31, 2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$42,501	$5,589	$38,089	$2,226	$4,412	$3,363
% of total adjusted gross DTAs	100%	100%	100%	100%	—%	—%
Net admitted adjusted DTAs	$19,579	$5,589	$28,722	$2,226	$(9,143)	$3,363
% of total net admitted adjusted gross DTAs	33%	100%	39%	100%	(6)%	—%

Management believes that there is sufficient positive evidence to support that it is more likely than not that the Company will realize the tax benefits associated with its deferred tax assets and, consequently, it is not required to record a valuation allowance for statutory accounting purposes.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2022 and 2021 were as follows:

	2022	2021	Change
Current income tax:
Federal	$765	$(4,760)	$5,525

Subtotal	765	(4,760)	5,525
Federal income tax on net capital gains (losses)	(533)	(1,155)	622

Federal and foreign income tax expense (benefit) incurred	$232	$(5,915)	$6,147

Deferred tax assets:
Ordinary:
Future policyholder benefits	$5,302	$10,135	$(4,833)
Investments	2,430	812	1,618
Deferred acquisition costs	28,116	20,786	7,330
Net operating loss carryforward	2,114	3,440	(1,326)
Non-admitted assets	3,026	1,403	1,623
Other (including items <5% of total ordinary tax assets)	1,513	1,513	—

Subtotal	42,501	38,089	4,412
Non-admitted	22,922	9,367	13,555

Admitted ordinary deferred tax assets	$19,579	$28,722	$(9,143)

Capital:
Investments	$5,589	$2,226	$3,363

Subtotal	5,589	2,226	3,363
Non-admitted	—	—	—

Admitted capital deferred tax assets	5,589	2,226	3,363

Admitted deferred tax assets	$25,168	$30,948	$(5,780)

Deferred tax liabilities:
Ordinary:
Investments	$3,162	$1,881	$1,281
Policyholder reserves	9,937	14,641	(4,704)
Other (including items <5% of total ordinary tax assets)	—	1,016	(1,016)

Subtotal	13,099	17,538	(4,439)

Capital:
Investments	5,841	7,287	(1,446)

Deferred tax liabilities	18,940	24,825	(5,885)

Net admitted deferred tax assets/liabilities	$6,228	$6,123	$105

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$7,770	$1,632	21.0%
Interest maintenance reserve	(6,247)	(1,312)	(16.9%)
Dividends received deduction	(1,922)	(404)	(5.2%)
TSA relief	(42,606)	(8,947)	(115.1%)
Return to provision	(233)	(49)	(0.6%)
Change in non-admitted assets	(7,715)	(1,620)	(20.8%)
Prior period adjustment	(124)	(26)	(0.3%)
Other	113	24	0.3%

Total statutory income tax	$(50,964)	$(10,702)	(137.7%)

Federal income taxes incurred		$745	9.6%
Tax on capital gains/(losses)		(533)	(6.9%)
Prior year overaccrual/(underaccrual)		20	0.3%
Change in net deferred income tax expense/(benefit)		(10,934)	(140.7%)

Total statutory income tax		$(10,702)	(137.7%)

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate
		(in thousands)

Income before taxes	$(37,494)	$(7,874)	21.0%
Interest maintenance reserve	(602)	(126)	0.3%
Dividends received deduction	(1,692)	(356)	0.9%
TSA relief	(33,198)	(6,972)	18.6%
Return to provision	(111)	(23)	0.1%
Change in non-admitted assets	14,694	3,086	(8.2%)
Prior period adjustment	179	38	(0.1%)
Other	30,319	6,367	(17.0%)

Total statutory income tax	$(27,905)	$(5,860)	15.6%

Federal income taxes incurred		$(4,774)	12.7%
Tax on capital gains/(losses)		(1,155)	3.1%
Prior year overaccrual/(underaccrual)		13	—%
Change in net deferred income tax expense/(benefit)		56	(0.1%)

Total statutory income tax		$(5,860)	15.6%

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2020
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(3,450)	$(725)	21.0%
Interest maintenance reserve	2,514	528	(15.3%)
Dividends received deduction	(2,480)	(521)	15.1%
NOL reattribution to NCNY	30,029	6,306	(182.8%)
Return to provision	3,650	767	(22.2%)
Change in non-admitted assets	(19,313)	(4,056)	117.6%
Prior period adjustment	4,685	984	(28.5%)
Other	(789)	(166)	4.8%

Total statutory income tax	$14,846	$3,117	(90.4%)

Federal income taxes incurred		$1,833	(53.1%)
Tax on capital gains/(losses)		(1,253)	36.3%
Prior year overaccrual/(underaccrual)		22	(0.7%)
Change in net deferred income tax expense/(benefit)		2,515	(72.9%)

Total statutory income tax		$3,117	(90.4%)

Carryforwards, recoverable taxes and IRC 6603 deposits:
		2022	2021

The Company had net operating loss carryforwards of		$10,068	$16,383

As of December 31, 2022, the Company has a net operating loss carryforward of $10 million. The balance of the Company’s net operating losses is not subject to expiration.

There is no income tax expense for 2022, 2021 and 2020 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2022 or 2021.

The Company’s U.S. federal income tax return for years 2018 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2022 and 2021. As of December 31, 2022, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

For 2020, the Company filed a consolidated tax return with Concord. Beginning in 2021, the Company filed a consolidated tax return with Concord and a newly formed affiliate Palisado. In accordance with the intercompany tax sharing agreement, each subsidiary computes their taxable income on a separate company basis and pays its respective tax liability to PHL. PHL will utilize the losses of its subsidiaries to offset consolidated taxable income and recognize the tax savings relating to the utilized net operating losses as a benefit in the effective rate reconciliation. Under the tax sharing agreement, a subsidiary’s tax losses are maintained on a separate company basis and carryforward to reduce such subsidiary’s taxable income in future periods.

The The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% percent for tax years beginning after December 21, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2022 and 2021. Accordingly, the BEAT liability was $0 for the years ended December 31, 2022 and 2021.

As a result of TCJA, the alternative minimum tax (“AMT”) was repealed. On March 27, 2020, President Trump signed into law H.R. 748, “Coronavirus Aid, Relief, and Economic Security Act,” the tax legislation commonly known as the CARES Act (the “Act”). Pursuant to 2303(b)(1) of the Act, a corporation is permitted to carry back losses arising from tax years 2019, 2020 and 2021 to each of the five tax years preceding the taxable year of such loss. The Company has no recoupment benefit available for the 2019, 2020 and 2021 tax years.

On August 16, 2022, President Biden signed into law the Act. Effective for tax years beginning after December 31, 2022, the Act includes a new CAMT on certain corporations. The Company has not determined, as of the reporting date, if they will be subject to the CAMT in 2023.

8.	Related Party Transactions

NCNY, an affiliate, provides services and facilities to the Company that are reimbursed through an administrative services agreement. Expenses determined under the agreement were $11.4 million, $7.1 million and $7.9 million for the years ended December 31, 2022, 2021 and 2020, respectively. The amounts payable to NCNY were $0.4 million and $1.3 million as of December 31, 2022 and December 31, 2021, respectively.

1851 Securities Inc., a wholly owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. Commissions paid by NNY on the Company’s behalf were $2.7 million, $3.2 million and $2.9 million for the years ended December 31, 2022, 2021 and 2020, respectively. There were no amounts payable as of December 31, 2022 and 2021.

NNY pays commissions to producers who sell the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $4.7 million, $3.6 million and $4.3 million for the years ended December 31, 2022, 2021 and 2020, respectively. Commission amounts payable to NNY were $0.2 million and $0.2 million as of December 31, 2022 and 2021, respectively.

Saybrus Partners, LLC (“Saybrus Partners”), a former affiliate of PHL, provided wholesaling services to various third party distributors and affiliates of variable life insurance and variable annuities. The Company reimbursed Saybrus Partners for commissions paid of $0, $0.3 million and $0.6 million as of December 31, 2022, 2021 and 2020, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”) provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $10.6 million, $12.8 million and $13.6 million as of December 31, 2022, 2021 and 2020, respectively. There were no amounts due to NAMCO as of December 31, 2022 and 2021, respectively.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The general accounts of the Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd. and Nassau 2020-I Ltd. (the “Nassau CLOs”) totaling $27.2 million par with a fair value of $13.4 million and $26.3 million par with a fair value of $17.2 million at December 31, 2022 and 2021, respectively. The separate accounts of the Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II LTD., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2020-I Ltd., Nassau 2020-II Ltd. and Nassau Euro CLO I DAC (the “Nassau CLOs”) totaling $143.8 million par with a fair value of $66.4 million and $143.8 million par with a fair value of $91.5 million at December 31, 2022 and 2021, respectively. The Nassau CLOs are managed by NCC CLO Manager, LLC and NCC UK LLP, affiliates of PHL.

The Company had investments in NCNY long-term bonds, which had a par value of $7.4 million and a fair value of $4.3 million at December 31, 2020. These bonds were sold in 2021.

In September 2019, the Company invested cash and available-for-sale debt securities in Nassau 2019 CFO, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company’s equity investment in Nassau CFO was $13.9 million and $26.9 million at December 31, 2022 and 2021, respectively. The Company recorded net investment income from equity investments in Nassau CFO of $6.8 million and $28.9 million for the years ended December 31, 2022 and 2021, respectively. The Company also invested in Class B Notes issued by Nassau CFO, which have a par value of $10.6 million and $13.8 million, and a fair value of $9.5 million and $13.9 million, at December 31, 2022 and 2021, respectively, and the Company recognized $0.9 million and $1.0 million of net investment income for the years ended December 31, 2022 and 2021, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company’s investment in Nassau Private Credit Onshore Fund LP has a fair value of $10.8 million and a remaining commitment of $17.1 million as of December 31, 2022.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes, and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company’s investment in Class C Notes issued by Nassau CFO 2022 have a par of $9.5 million and fair value of $9.5 million. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $52.8 million and fair value of $52.8 million.

See Note 4 for additional information on reinsurance agreements with affiliates.

Loans receivable from related parties at December 31, 2022 and 2021 included a $36.8 million and $38.1 million, respectively, secured loan to a related party, DSM Sands. The loans have semi-annual principal payments that began in 2022 with the final principal payment due in 2037 and charge interest at 8.5%. Interest income included in fees associated with separate account and miscellaneous income for the general account for these loans was $3.2 million, $3.2 million and $3.2 million for the years ended December 31, 2022, 2021 and 2020, respectively. The loans are carried at amortized cost in the general account and presented as other assets on the balance sheet. The Company also received a loan from its separate account to the same related party. This loan is carried at amortized cost in the separate account and had a balance of $124.2 million and $127.9 million as of December 31, 2022 and 2021, respectively. Interest income included in the separate account for this loan was $10.8 million, $10.9 million and $10.9 million for the years ended December 31, 2022, 2021 and 2020, respectively.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

9.	Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Derivatives

Fair values for over-the-counter (“OTC”), centrally cleared and exchange-traded derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). When pricing is not directly from counterparty’s valuation then derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables the Company to mark-to-market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Surplus debentures and certified capital companies (“capcos”)

Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Investment contracts

PHL determines the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, the Company uses a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The following table provides information as of December 31, 2022 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$48	$874	$922
Preferred stock	—	2,151	658	2,809
Common stock [1]	—	—	2,963	2,963

Subtotal	—	2,199	4,495	6,694

Derivative assets	—	13,110	—	13,110
Other invested assets	—	13,146	64,396	77,542
Separate account assets	850,000	83,812	58,277	992,089

Total assets at fair value	$850,000	$112,267	$127,168	$1,089,435

Liabilities at fair value:
Derivative liabilities	$—	$22,682	$—	$22,682

Total liabilities at fair value	$—	$22,682	$—	$22,682

[1]	Includes $767 Membership FHLB common stock.

The following table provides information as of December 31, 2021 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$501	$14,230	$14,731
Preferred stock	—	6,115	1,317	7,432
Common stock [1]	—	—	2,187	2,187

Subtotal	—	6,616	17,734	24,350

Derivative assets	—	14,944	—	14,944
Separate account assets	1,185,770	36,611	53,096	1,275,477

Total assets at fair value	$1,185,770	$58,171	$70,830	$1,314,771

Liabilities at fair value:
Derivative liabilities	$—	$8,810	$—	$8,810

Total liabilities at fair value	$—	$8,810	$—	$8,810

[1]	Includes $359 Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2022	2021	2020
Level 3 Assets:
Balance, beginning of period	$70,830	$29,571	$13,335
Purchases	118,115	118,118	27,486
Sales	(1,218)	(78,210)	(13,640)
Transfers into level 3	5,534	56,286	34,155
Transfers out of level 3	(62,611)	(46,976)	(23,569)
Realized losses	875	(10,384)	(1,632)
Unrealized gains (losses)	(4,357)	2,425	(6,564)

Balance, end of period	$127,168	$70,830	$29,571

Transfers into Level 3 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer available. Transfers out of Level 3 for the year ended December 31, 2022 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost.

Transfers out of Level 3 for the years ended December 31, 2021 and 2020 primarily represented separate account assets backing fixed indexed annuity contracts being accounted for at book value as discussed in Footnote 2.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$780,499	$898,538	$—	$385,623	$394,876	$—
Preferred stock	5,352	5,559	—	2,766	2,586	—
Common stock	2,963	2,963	—	—	2,963	—
Surplus debentures & capcos	78,106	78,291	—	13,711	64,395	—
Cash, cash equivalents & short terms	76,249	76,652	76,249	—	—	—
Derivatives	(9,572)	8,314	—	(9,572)	—	—
Mortgage loans	43,388	47,980	—	—	43,388	—
Separate account assets	2,769,414	3,056,813	850,000	902,052	1,017,362	—

Total financial instruments	$3,746,399	$4,175,110	$926,249	$1,294,580	$1,525,570	$—

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2021 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$1,282,052	$1,196,762	$—	$746,871	$535,181	$—
Preferred stock	10,344	10,182	—	6,926	3,418	—
Common stock	2,187	2,187	—	333	1,854	—
Surplus debentures & capcos	7,368	6,050	—	7,368	—	—
Cash, cash equivalents & short terms	24,806	24,764	24,793	13	—	—
Derivatives	6,134	8,803	—	6,134	—	—
Mortgage loans	50,602	49,276	—	—	50,602	—
Separate account assets	3,681,816	3,639,317	1,185,770	1,228,596	1,267,450	—

Total financial instruments	$5,065,309	$4,937,341	$1,210,563	$1,996,241	$1,858,505	$—

As of December 31, 2021, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2022 and 2021, Level 3 bonds and separate account assets were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

10.	Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Cost of insurance litigation related to the 2017 adjustment

Two putative class actions have been filed in the Southern District of New York challenging certain increases to cost of insurance charges implemented in 2017. Fan et. al. v. PHL Variable Life Insurance Company, 1:18-cv- 01288, was filed on February 13, 2018 and Advance Trust & Life Escrow Services, LTA as Nominee of Life Partners Position Holder Trust v. PHL Variable Life Insurance Company, 1:18-cv-3444, was filed on April 19, 2018. On May 29, 2019, the Court entered an order appointing lead class counsel and consolidating the Fan and Advance Trust cases. Discovery has closed. The Company continues to dispute the allegations. Given the inherent uncertainties in litigation, the Company has reached a settlement to resolve the litigation on a class-wide basis with no admission of liability with an effective date of February 17, 2023. On March 7, 2023, Plaintiffs filed a motion for preliminary approval of the class settlement.

Cost of insurance litigation related to the 2021 adjustment

A putative class action has been filed in the United States District Court for the District of Connecticut challenging certain increases to cost of insurance charges implemented in 2021. Kenney v. PHL Variable Insurance Company, 3:22-cv-00552 was filed on April 15, 2022. The Company disputes the allegations in the complaint and intends a vigorous defense.

11.	Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2022, the Company had unfunded commitments of $95.7 million, which includes $46.0 million relating to separate account commitments.

12.	Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2022 and 2021, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2022	2021	2022	2021

Swaps	$120,129	$100,000	$—	$—

Total	$120,129	$100,000	$—	$—

*	Notional amount

The Company uses derivatives instruments including interest rate swaps and equity index options. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to such financial instruments as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2022 and 2021, the Company had posted $0 and $0.3 million of collateral.

PHL Variable Insurance Company
(a wholly owned subsidiary of PHL Delaware, LLC)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

The current credit exposure of the Company’s other derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by diversifying the Company’s exposure amounts to several derivative counterparties – mostly highly rated counterparties rated A+ or higher – and agreeing to certain collateral posting provisions via the ISDA Credit Support Annex (“CSA”). The Company also attempts to minimize its exposure to credit risk through the use of issuer limits and various credit monitoring techniques. As of December 31, 2022 and 2021, the Company held $0 and $0.3 million, respectively, of collateral pledged by third parties related to over-the-counter derivative transactions.

13.	Subsequent Events

The Company has evaluated events subsequent to December 31, 2022 and through May 1, 2023, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

PHL Variable Insurance Company

(a wholly owned subsidiary of PHL Delaware, LLC)

Supplemental Schedule

Summary of Investments - Other than Investments in Related Parties

December 31, 2022

(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$24,933	22,268	$24,933
States, municipalities and political subdivisions	—	—	—
Foreign governments	1,177	985	1,177
All other corporate bonds [1]	861,686	749,086	861,631
Redeemable preferred stock	6,158	5,352	5,559

Total fixed maturities	893,954	777,691	893,300
Equity securities:
Common stock:
Industrial, miscellaneous and all other	2,262	2,963	2,963
Nonredeemable preferred stock	—	—	—

Total equity securities	2,262	2,963	2,963
Mortgage loans	47,980	43,292	47,980
Real estate, at depreciated cost	—	XXX	—
Contract loans	70,349	XXX	70,349
Other invested assets	101,691	108,255	108,439
Cash and short-term investments	76,652	76,652	76,652
Receivables for securities	3,689	XXX	3,689

Total cash and invested assets	$1,196,577		$1,203,372

[1]	Amortized cost and fair value amounts exclude $28,204 and $18,814, respectively, of related-party bonds and other invested assets.

See accompanying independent auditors’ report.

PHL Variable Insurance Company

(a wholly owned subsidiary of PHL Delaware, LLC)

Supplemental Schedule

Summary of Investments - Other than Investments in Related Parties

December 31, 2021

(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$49,706	$50,043	$49,706
States, municipalities and political subdivisions	—	—	—
Foreign governments	7,966	9,597	7,966
All other corporate bonds [1]	1,110,681	1,194,803	1,108,307
Redeemable preferred stock	9,817	10,344	10,182

Total fixed maturities	1,178,170	1,264,787	1,176,161
Equity securities:
Common stock:
Industrial, miscellaneous and all other	2,237	2,187	2,187
Nonredeemable preferred stock	—	—	—

Total equity securities	2,237	2,187	2,187
Mortgage loans	49,276	50,483	49,276
Real estate, at depreciated cost	—	XXX	—
Contract loans	70,817	XXX	70,817
Other invested assets [2]	54,709	56,026	54,709
Cash and short-term investments	24,764	24,764	24,764
Receivables for securities	4,003	XXX	4,003

Total cash and invested assets	$1,383,976		$1,381,917

[1]	Amortized cost and fair value amounts exclude $29,077 and $27,610, respectively, of related-party bonds.
[2]	Difference between amortized cost and amount on balance sheet relates to $0 of non-admitted other invested assets.

See accompanying independent auditors’ report.

PHL Variable Insurance Company

(a wholly owned subsidiary of PHL Delaware, LLC)

Supplementary Insurance Information

For the years ended December 31, 2022 and 2021

(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2022:
Insurance Segment	$197,111	$10,613	$—	$52,505	$(338,144)	$317,496

2021:
Insurance Segment	$172,255	$5,646	—	$69,487	$(449,981)	$443,824

2020:
Insurance Segment	$171,502	$2,677	$—	$59,657	$(432,928)	$413,872

See accompanying independent auditors’ report

PHL Variable Insurance Company

(a wholly owned subsidiary of PHL Delaware, LLC)

Supplementary Schedule - Reinsurance

For the years ended December 31, 2022, 2021 and 2020

(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2022	$35,052,179	$36,735,761	$1,683,582	$—	—%
2021	36,969,942	38,625,295	1,655,353	—	—%
2020	38,939,484	40,506,105	1,566,621	—	—%

Life insurance premiums:
2022	$403,853	$409,061	$5,208	$—	—%
2021	377,147	383,449	6,302	—	—%
2020	297,031	303,843	6,812	—	—%

See accompanying independent auditors’ report

Financial Statements

PHLVIC Variable Universal Life Account

December 31, 2022

With Report of Independent Registered Public Accounting Firm

PHLVIC Variable Universal Life Account

Financial Statements

December 31, 2022

Contents

Audited Financial Statements

PHLVIC Variable Universal Life Account

Statements of Net Assets

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Alger Capital Appreciation Portfolio	2,729	$103,280	$149,144	$149,144	10,057	$14.83	$14.83
AMT Sustainable Equity Portfolio	187,549	4,896,234	5,046,934	5,046,934	3,844,448	1.31	1.31
Calvert VP S&P MidCap 400 Index Portfolio	5,510	522,346	600,958	600,958	161,663	3.56	3.73
DWS Equity 500 Index VIP	307,928	4,720,086	7,073,116	7,073,116	748,594	4.28	11.00
DWS Small Cap Index VIP	20,163	304,172	244,377	244,377	80,409	2.91	3.05
Federated Hermes Fund for U.S. Government Securities II	374,696	4,154,055	3,447,203	3,447,203	1,447,611	1.36	3.24
Federated Hermes Government Money Fund II	2,331,344	2,331,344	2,331,344	2,331,344	2,228,751	0.98	1.05
Federated Hermes High Income Bond Fund II	117,974	751,038	629,982	629,982	102,018	2.23	7.08
Fidelity® VIP Contrafund® Portfolio	88,977	2,649,624	3,348,215	3,348,215	341,963	4.44	12.49
Fidelity® VIP Growth Opportunities Portfolio	262,093	6,748,337	10,711,739	10,711,739	1,382,624	5.47	14.00
Fidelity® VIP Growth Portfolio	29,480	1,233,868	2,092,478	2,092,478	211,707	5.47	12.71
Fidelity® VIP Investment Grade Bond Portfolio	285,891	3,659,933	3,044,740	3,044,740	1,881,088	1.56	1.65
Franklin Income VIP Fund	116,303	1,697,509	1,713,150	1,713,150	752,920	2.33	2.46
Franklin Mutual Shares VIP Fund	137,170	2,320,102	2,079,490	2,079,490	602,284	2.46	6.65
Guggenheim VT Long Short Equity Fund	426	4,657	6,426	6,426	2,719	2.36	2.36
Invesco V.I. American Franchise Fund	62,141	2,611,615	2,662,133	2,662,133	900,179	2.88	2.96
Invesco V.I. Capital Appreciation Fund (a)	4,661	190,889	154,094	154,094	50,887	2.73	3.13
Invesco V.I. Core Equity Fund	15,481	395,709	380,063	380,063	129,350	2.94	2.94
Invesco V.I. Equity and Income Fund	23,158	380,197	371,227	371,227	132,008	2.55	2.87
Invesco V.I. Global Fund (a)	18,290	596,708	554,179	554,179	230,278	2.20	2.58
Invesco V.I. Main Street Mid Cap Fund® (a)	21,341	250,025	183,108	183,108	57,639	3.18	3.18
Invesco V.I. Main Street Small Cap Fund® (a)	148,208	2,422,163	3,343,574	3,343,574	1,005,016	3.08	3.65
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	12,805	302,027	157,114	157,114	46,660	3.37	3.37
Lord Abbett Series Fund Bond Debenture Portfolio	44,249	511,323	451,338	451,338	183,240	2.10	2.50
Lord Abbett Series Fund Growth and Income Portfolio	181,929	5,357,874	5,967,270	5,967,270	1,956,760	2.93	3.06
Lord Abbett Series Fund Mid Cap Stock Portfolio	25,016	531,914	577,380	577,380	209,451	2.26	2.77
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	100,742	942,884	1,233,083	1,233,083	542,175	2.27	2.27
Morningstar Balanced ETF Asset Allocation Portfolio	147,338	1,553,745	1,417,392	1,417,392	779,054	1.82	1.82
Morningstar Growth ETF Asset Allocation Portfolio	360,262	3,723,950	3,696,287	3,696,287	1,775,990	2.02	2.09
Morningstar Income and Growth ETF Asset Allocation Portfolio	33,672	355,564	309,450	309,450	205,144	1.49	1.54

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

5

PHLVIC Variable Universal Life Account

Statements of Net Assets (continued)

December 31, 2022

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Neuberger Berman AMT Mid Cap Growth Portfolio	11,927	$302,736	$231,747	$231,747	132,584	$1.73	$1.75
PIMCO CommodityReal Return® Strategy Portfolio	364,463	4,398,616	2,554,883	2,554,883	3,050,331	0.91	0.96
PIMCO Real Return Portfolio	36,576	492,061	420,628	420,628	239,067	1.50	1.76
PIMCO Total Return Portfolio	54,105	578,455	485,862	485,862	276,474	1.65	1.79
Rydex VT Inverse Government Long Bond Strategy Fund	45	16,415	4,437	4,437	12,756	0.35	0.35
Rydex VT Nova Fund	129	6,156	15,348	15,348	2,356	6.51	6.51
Templeton Developing Markets VIP Fund	40,199	448,085	299,883	299,883	220,362	1.33	1.40
Templeton Foreign VIP Fund	76,822	1,049,254	934,930	934,930	309,647	1.60	4.42
Templeton Growth VIP Fund	166,971	2,019,668	1,709,779	1,709,779	762,617	1.75	4.84
TVST Touchstone Balanced Fund	22,712	274,784	225,758	225,758	86,741	2.58	2.72
TVST Touchstone Bond Fund	205,507	2,111,499	1,779,693	1,779,693	1,161,544	1.48	1.56
TVST Touchstone Common Stock Fund	974,411	9,478,967	9,305,623	9,305,623	2,549,626	3.45	3.82
TVST Touchstone Small Company Fund	138,391	1,686,167	1,615,021	1,615,021	450,445	3.36	3.88
Virtus Duff & Phelps Real Estate Securities Series	270,818	6,244,574	4,896,393	4,896,393	946,727	3.45	12.67
Virtus KAR Capital Growth Series	36,446	702,394	935,930	935,930	114,161	2.90	8.40
Virtus KAR Enhanced Core Equity Series	350,580	4,355,881	4,059,718	4,059,718	486,808	3.43	8.74
Virtus KAR Small-Cap Growth Series	115,125	2,338,058	2,583,397	2,583,397	155,413	6.98	21.67
Virtus KAR Small-Cap Value Series	459,786	6,519,134	6,455,398	6,455,398	1,232,980	3.30	9.68
Virtus Newfleet Multi-Sector Intermediate Bond Series	416,035	3,719,721	3,415,646	3,415,646	1,239,789	2.09	5.76
Virtus SGA International Growth Series	1,199,036	17,524,007	13,681,002	13,681,002	6,143,908	2.05	6.02
Virtus Strategic Allocation Series	36,902	510,212	412,932	412,932	77,859	2.44	6.22
Wanger Acorn (a)	125,460	2,759,493	1,373,787	1,373,787	151,710	3.35	10.30
Wanger International	205,486	5,506,628	3,591,886	3,591,886	1,096,348	2.74	9.79
Wanger Select	64,918	924,629	403,143	403,143	60,598	3.08	9.15

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

6

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2022 and 2021

	Alger Capital Appreciation Portfolio	AMT Sustainable Equity Portfolio	Calvert VP S&P MidCap 400 Index Portfolio
Net assets as of December 31, 2020	$ 371,278	$ 5,662,476	$ 720,512

Investment income (loss):
Dividend distributions	-	11,031	6,375
Investment Expenses:
Mortality and expense risk and administrative charges	-	142	13

Net investment income (loss)	-	10,889	6,362

Increase (decrease) in net assets from operations:
Capital gain distributions	16,135	64,649	30,692
Realized capital gain (loss) on investments	72,614	121,187	21,649
Change in unrealized appreciation (depreciation)	(22,390)	1,088,938	110,711

Net gain (loss) on investments	66,359	1,274,774	163,052

Net increase (decrease) in net assets from operations	66,359	1,285,663	169,414

Contract owner transactions:
Deposits	5,561	398,610	23,618
Terminations, withdrawals and annuity payments	(80,236)	(430,724)	(31,691)
Transfers between subaccounts, net	(2,128)	(68,367)	(87,272)
Maintenance charges and mortality adjustments	(9,569)	(164,074)	(30,164)

Increase (decrease) in net assets from contract transactions	(86,372)	(264,555)	(125,509)

Total increase (decrease) in net assets	(20,013)	1,021,108	43,905

Net assets as of December 31, 2021	$ 351,265	$ 6,683,584	$ 764,417

Investment income (loss):
Dividend distributions	-	6,769	5,903
Investment Expenses:
Mortality and expense risk and administrative charges	-	(84)	(5)

Net investment income (loss)	-	6,685	5,898

Increase (decrease) in net assets from operations:
Capital gain distributions	13,383	516,940	66,816
Realized capital gain (loss) on investments	(27,269)	15,867	(1,952)
Change in unrealized appreciation (depreciation)	(110,775)	(1,769,804)	(189,239)

Net gain (loss) on investments	(124,661)	(1,236,997)	(124,375)

Net increase (decrease) in net assets from operations	(124,661)	(1,230,312)	(118,477)

Contract owner transactions:
Deposits	9,617	220,437	25,128
Terminations, withdrawals and annuity payments	(78,770)	(321,860)	(51,963)
Transfers between subaccounts, net	140	(142,200)	10,474
Maintenance charges and mortality adjustments	(8,447)	(162,715)	(28,621)

Increase (decrease) in net assets from contract transactions	(77,460)	(406,338)	(44,982)

Total increase (decrease) in net assets	(202,121)	(1,636,650)	(163,459)

Net assets as of December 31, 2022	$ 149,144	$ 5,046,934	$ 600,958

The accompanying notes are an integral part of these financial statements.

7

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	DWS Equity 500 Index VIP	DWS Small Cap Index VIP	Federated Hermes Fund for U.S. Government Securities II
Net assets as of December 31, 2020	$ 7,293,022	$ 196,642	$ 4,117,333

Investment income (loss):
Dividend distributions	118,815	1,962	82,296
Investment Expenses:
Mortality and expense risk and administrative charges	266	15	300

Net investment income (loss)	118,549	1,947	81,996

Increase (decrease) in net assets from operations:
Capital gain distributions	76,903	1,963	(14)
Realized capital gain (loss) on investments	348,405	13,639	-
Change in unrealized appreciation (depreciation)	1,515,852	11,016	(166,937)

Net gain (loss) on investments	1,941,160	26,618	(166,951)

Net increase (decrease) in net assets from operations	2,059,709	28,565	(84,955)

Contract owner transactions:
Deposits	287,488	12,413	288,464
Terminations, withdrawals and annuity payments	(324,565)	(4,284)	(135,955)
Transfers between subaccounts, net	179,161	52,582	40,707
Maintenance charges and mortality adjustments	(282,872)	(6,755)	(150,962)

Increase (decrease) in net assets from contract transactions	(140,788)	53,956	42,254

Total increase (decrease) in net assets	1,918,921	82,521	(42,701)

Net assets as of December 31, 2021	$ 9,211,943	$ 279,163	$ 4,074,632

Investment income (loss):
Dividend distributions	98,202	2,173	70,397
Investment Expenses:
Mortality and expense risk and administrative charges	(239)	(10)	(447)

Net investment income (loss)	97,963	2,163	69,950

Increase (decrease) in net assets from operations:
Capital gain distributions	457,543	40,871	-
Realized capital gain (loss) on investments	2,886	(1,132)	(38,260)
Change in unrealized appreciation (depreciation)	(2,226,411)	(99,640)	(545,668)

Net gain (loss) on investments	(1,765,982)	(59,901)	(583,928)

Net increase (decrease) in net assets from operations	(1,668,019)	(57,738)	(513,978)

Contract owner transactions:
Deposits	171,701	14,474	220,982
Terminations, withdrawals and annuity payments	(368,537)	(19,187)	(388,327)
Transfers between subaccounts, net	38,947	35,447	222,085
Maintenance charges and mortality adjustments	(312,919)	(7,782)	(168,191)

Increase (decrease) in net assets from contract transactions	(470,808)	22,952	(113,451)

Total increase (decrease) in net assets	(2,138,827)	(34,786)	(627,429)

Net assets as of December 31, 2022	$ 7,073,116	$ 244,377	$ 3,447,203

The accompanying notes are an integral part of these financial statements.

8

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Federated Hermes Government Money Fund II	Federated Hermes High Income Bond Fund II	Fidelity® VIP Contrafund® Portfolio
Net assets as of December 31, 2020	$ 2,829,663	$ 702,779	$ 4,306,514

Investment income (loss):
Dividend distributions	49	34,808	2,239
Investment Expenses:
Mortality and expense risk and administrative charges	156	-	38

Net investment income (loss)	(107)	34,808	2,201

Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,100	229,643
Realized capital gain (loss) on investments	-	-	559,026
Change in unrealized appreciation (depreciation)	63	(2,819)	338,255

Net gain (loss) on investments	63	(719)	1,126,924

Net increase (decrease) in net assets from operations	(44)	34,089	1,129,125

Contract owner transactions:
Deposits	332,935	29,545	116,067
Terminations, withdrawals and annuity payments	(297,524)	(3,444)	(333,961)
Transfers between subaccounts, net	620,160	8,315	(313,070)
Maintenance charges and mortality adjustments	(312,638)	(28,132)	(175,180)

Increase (decrease) in net assets from contract transactions	342,933	6,284	(706,144)

Total increase (decrease) in net assets	342,889	40,373	422,981

Net assets as of December 31, 2021	$ 3,172,552	$ 743,152	$ 4,729,495

Investment income (loss):
Dividend distributions	27,344	36,879	14,955
Investment Expenses:
Mortality and expense risk and administrative charges	(141)	-	(28)

Net investment income (loss)	27,203	36,879	14,927

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	179,671
Realized capital gain (loss) on investments	-	(1,710)	(54,454)
Change in unrealized appreciation (depreciation)	-	(121,827)	(1,380,599)

Net gain (loss) on investments	-	(123,537)	(1,255,382)

Net increase (decrease) in net assets from operations	27,203	(86,658)	(1,240,455)

Contract owner transactions:
Deposits	184,920	17,656	90,605
Terminations, withdrawals and annuity payments	(630,615)	(10,105)	(192,756)
Transfers between subaccounts, net	(69,343)	(4,182)	149,581
Maintenance charges and mortality adjustments	(353,373)	(29,881)	(188,255)

Increase (decrease) in net assets from contract transactions	(868,411)	(26,512)	(140,825)

Total increase (decrease) in net assets	(841,208)	(113,170)	(1,381,280)

Net assets as of December 31, 2022	$ 2,331,344	$ 629,982	$ 3,348,215

The accompanying notes are an integral part of these financial statements.

9

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Investment Grade Bond Portfolio
Net assets as of December 31, 2020	$ 16,645,988	$ 2,940,293	$ 2,574,511

Investment income (loss):
Dividend distributions	-	-	68,570
Investment Expenses:
Mortality and expense risk and administrative charges	948	42	67

Net investment income (loss)	(948)	(42)	68,503

Increase (decrease) in net assets from operations:
Capital gain distributions	320,350	76,594	(33)
Realized capital gain (loss) on investments	1,558,183	630,828	89,836
Change in unrealized appreciation (depreciation)	35,173	(67,555)	(185,310)

Net gain (loss) on investments	1,913,706	639,867	(95,507)

Net increase (decrease) in net assets from operations	1,912,758	639,825	(27,004)

Contract owner transactions:
Deposits	810,813	83,730	219,628
Terminations, withdrawals and annuity payments	(1,072,919)	(87,204)	(168,422)
Transfers between subaccounts, net	(597,033)	(351,840)	1,264,379
Maintenance charges and mortality adjustments	(510,553)	(130,145)	(119,626)

Increase (decrease) in net assets from contract transactions	(1,369,692)	(485,459)	1,195,959

Total increase (decrease) in net assets	543,066	154,366	1,168,955

Net assets as of December 31, 2021	$ 17,189,054	$ 3,094,659	$ 3,743,466

Investment income (loss):
Dividend distributions	-	12,185	72,162
Investment Expenses:
Mortality and expense risk and administrative charges	(476)	(38)	(60)

Net investment income (loss)	(476)	12,147	72,102

Increase (decrease) in net assets from operations:
Capital gain distributions	2,373,180	179,223	178,159
Realized capital gain (loss) on investments	(59,100)	(19,691)	(50,325)
Change in unrealized appreciation (depreciation)	(8,847,270)	(889,918)	(701,529)

Net gain (loss) on investments	(6,533,190)	(730,386)	(573,695)

Net increase (decrease) in net assets from operations	(6,533,666)	(718,239)	(501,593)

Contract owner transactions:
Deposits	365,191	67,242	126,612
Terminations, withdrawals and annuity payments	(649,500)	(202,649)	(85,384)
Transfers between subaccounts, net	759,827	(20,681)	(77,650)
Maintenance charges and mortality adjustments	(419,167)	(127,854)	(160,711)

Increase (decrease) in net assets from contract transactions	56,351	(283,942)	(197,133)

Total increase (decrease) in net assets	(6,477,315)	(1,002,181)	(698,726)

Net assets as of December 31, 2022	$ 10,711,739	$ 2,092,478	$ 3,044,740

The accompanying notes are an integral part of these financial statements.

10

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Guggenheim VT Long Short Equity Fund
Net assets as of December 31, 2020	$ 1,690,609	$ 2,032,690	$ 6,285

Investment income (loss):
Dividend distributions	84,385	64,109	46
Investment Expenses:
Mortality and expense risk and administrative charges	35	35	-

Net investment income (loss)	84,350	64,074	46

Increase (decrease) in net assets from operations:
Capital gain distributions	10,560	25,243	7
Realized capital gain (loss) on investments	-	-	-
Change in unrealized appreciation (depreciation)	180,831	286,243	1,440

Net gain (loss) on investments	191,391	311,486	1,447

Net increase (decrease) in net assets from operations	275,741	375,560	1,493

Contract owner transactions:
Deposits	115,929	145,243	739
Terminations, withdrawals and annuity payments	(56,163)	(37,997)	(2)
Transfers between subaccounts, net	(97,127)	(133,170)	-
Maintenance charges and mortality adjustments	(57,268)	(87,381)	(754)

Increase (decrease) in net assets from contract transactions	(94,629)	(113,305)	(17)

Total increase (decrease) in net assets	181,112	262,255	1,476

Net assets as of December 31, 2021	$ 1,871,721	$ 2,294,945	$ 7,761

Investment income (loss):
Dividend distributions	85,103	39,411	32
Investment Expenses:
Mortality and expense risk and administrative charges	(34)	(27)	-

Net investment income (loss)	85,069	39,384	32

Increase (decrease) in net assets from operations:
Capital gain distributions	34,544	238,007	-
Realized capital gain (loss) on investments	5,005	3,660	9
Change in unrealized appreciation (depreciation)	(224,755)	(448,002)	(1,160)

Net gain (loss) on investments	(185,206)	(206,335)	(1,151)

Net increase (decrease) in net assets from operations	(100,137)	(166,951)	(1,119)

Contract owner transactions:
Deposits	76,939	97,244	724
Terminations, withdrawals and annuity payments	(35,760)	(53,364)	-
Transfers between subaccounts, net	(40,423)	4,243	(2)
Maintenance charges and mortality adjustments	(59,190)	(96,627)	(938)

Increase (decrease) in net assets from contract transactions	(58,434)	(48,504)	(216)

Total increase (decrease) in net assets	(158,571)	(215,455)	(1,335)

Net assets as of December 31, 2022	$ 1,713,150	$ 2,079,490	$ 6,426

The accompanying notes are an integral part of these financial statements.

11

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Invesco V.I. American Franchise Fund	Invesco V.I. Capital Appreciation Fund (a)	Invesco V.I. Core Equity Fund
Net assets as of December 31, 2020	$ 4,085,969	$ 272,701	$ 422,135

Investment income (loss):
Dividend distributions	-	-	3,093
Investment Expenses:
Mortality and expense risk and administrative charges	177	-	-

Net investment income (loss)	(177)	-	3,093

Increase (decrease) in net assets from operations:
Capital gain distributions	86,633	25,691	6,127
Realized capital gain (loss) on investments	489,175	11,697	10,591
Change in unrealized appreciation (depreciation)	(88,809)	14,964	94,687

Net gain (loss) on investments	486,999	52,352	111,405

Net increase (decrease) in net assets from operations	486,822	52,352	114,498

Contract owner transactions:
Deposits	163,838	7,495	21,280
Terminations, withdrawals and annuity payments	(352,011)	(2,929)	(26,880)
Transfers between subaccounts, net	(143,802)	(96,761)	(2,178)
Maintenance charges and mortality adjustments	(171,799)	(6,903)	(22,105)

Increase (decrease) in net assets from contract transactions	(503,774)	(99,098)	(29,883)

Total increase (decrease) in net assets	(16,952)	(46,746)	84,615

Net assets as of December 31, 2021	$ 4,069,017	$ 225,955	$ 506,750

Investment income (loss):
Dividend distributions	-	-	3,793
Investment Expenses:
Mortality and expense risk and administrative charges	(137)	-	-

Net investment income (loss)	(137)	-	3,793

Increase (decrease) in net assets from operations:
Capital gain distributions	814,146	63,505	64,457
Realized capital gain (loss) on investments	(52,361)	(29)	537
Change in unrealized appreciation (depreciation)	(2,004,788)	(132,134)	(170,820)

Net gain (loss) on investments	(1,243,003)	(68,658)	(105,826)

Net increase (decrease) in net assets from operations	(1,243,140)	(68,658)	(102,033)

Contract owner transactions:
Deposits	98,185	4,315	14,511
Terminations, withdrawals and annuity payments	(203,547)	(12,728)	(18,146)
Transfers between subaccounts, net	100,344	10,628	2,268
Maintenance charges and mortality adjustments	(158,726)	(5,418)	(23,287)

Increase (decrease) in net assets from contract transactions	(163,744)	(3,203)	(24,654)

Total increase (decrease) in net assets	(1,406,884)	(71,861)	(126,687)

Net assets as of December 31, 2022	$ 2,662,133	$ 154,094	$ 380,063

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

12

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Invesco V.I. Equity and Income Fund	Invesco V.I. Global Fund (a)	Invesco V.I. Main Street Mid Cap Fund® (a)
Net assets as of December 31, 2020	$ 284,427	$ 636,838	$ 174,729

Investment income (loss):
Dividend distributions	6,712	-	914
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-

Net investment income (loss)	6,712	-	914

Increase (decrease) in net assets from operations:
Capital gain distributions	622	916	82
Realized capital gain (loss) on investments	4,007	39,464	-
Change in unrealized appreciation (depreciation)	45,243	59,092	39,566

Net gain (loss) on investments	49,872	99,472	39,648

Net increase (decrease) in net assets from operations	56,584	99,472	40,562

Contract owner transactions:
Deposits	13,182	27,273	7,557
Terminations, withdrawals and annuity payments	(4,346)	(10,077)	(60)
Transfers between subaccounts, net	90,064	49,756	(921)
Maintenance charges and mortality adjustments	(18,870)	(18,685)	(5,692)

Increase (decrease) in net assets from contract transactions	80,030	48,267	884

Total increase (decrease) in net assets	136,614	147,739	41,446

Net assets as of December 31, 2021	$ 421,041	$ 784,577	$ 216,175

Investment income (loss):
Dividend distributions	5,535	-	674
Investment Expenses:
Mortality and expense risk and administrative charges	-	-	-

Net investment income (loss)	5,535	-	674

Increase (decrease) in net assets from operations:
Capital gain distributions	51,074	107,059	40,255
Realized capital gain (loss) on investments	(1,571)	(1,607)	(79)
Change in unrealized appreciation (depreciation)	(87,950)	(355,411)	(71,498)

Net gain (loss) on investments	(38,447)	(249,959)	(31,322)

Net increase (decrease) in net assets from operations	(32,912)	(249,959)	(30,648)

Contract owner transactions:
Deposits	10,674	20,717	6,686
Terminations, withdrawals and annuity payments	(20,417)	(5,539)	-
Transfers between subaccounts, net	15,681	21,623	(2,653)
Maintenance charges and mortality adjustments	(22,840)	(17,240)	(6,452)

Increase (decrease) in net assets from contract transactions	(16,902)	19,561	(2,419)

Total increase (decrease) in net assets	(49,814)	(230,398)	(33,067)

Net assets as of December 31, 2022	$ 371,227	$ 554,179	$ 183,108

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

13

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Invesco V.I. Main Street Small Cap Fund® (a)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lord Abbett Series Fund Bond Debenture Portfolio
Net assets as of December 31, 2020	$ 3,799,276	$ 156,686	$ 452,103

Investment income (loss):
Dividend distributions	7,520	97	15,827
Investment Expenses:
Mortality and expense risk and administrative charges	81	-	-

Net investment income (loss)	7,439	97	15,827

Increase (decrease) in net assets from operations:
Capital gain distributions	102,693	232	1,003
Realized capital gain (loss) on investments	262,956	202	8,373
Change in unrealized appreciation (depreciation)	453,458	30,802	(8,942)

Net gain (loss) on investments	819,107	31,236	434

Net increase (decrease) in net assets from operations	826,546	31,333	16,261

Contract owner transactions:
Deposits	298,719	8,285	20,460
Terminations, withdrawals and annuity payments	(306,561)	(3,553)	(68,230)
Transfers between subaccounts, net	(297,889)	(14)	128,732
Maintenance charges and mortality adjustments	(123,704)	(4,869)	(25,889)

Increase (decrease) in net assets from contract transactions	(429,435)	(151)	55,073

Total increase (decrease) in net assets	397,111	31,182	71,334

Net assets as of December 31, 2021	$ 4,196,389	$ 187,868	$ 523,437

Investment income (loss):
Dividend distributions	9,151	-	21,089
Investment Expenses:
Mortality and expense risk and administrative charges	(55)	-	-

Net investment income (loss)	9,096	-	21,089

Increase (decrease) in net assets from operations:
Capital gain distributions	428,770	44,301	1,297
Realized capital gain (loss) on investments	(15,165)	(366)	(711)
Change in unrealized appreciation (depreciation)	(1,093,208)	(73,267)	(88,520)

Net gain (loss) on investments	(679,603)	(29,332)	(87,934)

Net increase (decrease) in net assets from operations	(670,507)	(29,332)	(66,845)

Contract owner transactions:
Deposits	148,124	7,369	16,953
Terminations, withdrawals and annuity payments	(189,624)	(3,498)	(1)
Transfers between subaccounts, net	(20,475)	(29)	6,263
Maintenance charges and mortality adjustments	(120,333)	(5,264)	(28,469)

Increase (decrease) in net assets from contract transactions	(182,308)	(1,422)	(5,254)

Total increase (decrease) in net assets	(852,815)	(30,754)	(72,099)

Net assets as of December 31, 2022	$ 3,343,574	$ 157,114	$ 451,338

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

14

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Lord Abbett Series Fund Growth and Income Portfolio	Lord Abbett Series Fund Mid Cap Stock Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Net assets as of December 31, 2020	$ 5,790,823	$ 677,768	$ 1,570,728

Investment income (loss):
Dividend distributions	69,517	3,942	16,568
Investment Expenses:
Mortality and expense risk and administrative charges	279	-	-

Net investment income (loss)	69,238	3,942	16,568

Increase (decrease) in net assets from operations:
Capital gain distributions	61,690	43,121	97,249
Realized capital gain (loss) on investments	712,890	63,688	32,825
Change in unrealized appreciation (depreciation)	804,141	81,790	117,960

Net gain (loss) on investments	1,578,721	188,599	248,034

Net increase (decrease) in net assets from operations	1,647,959	192,541	264,602

Contract owner transactions:
Deposits	469,616	39,753	277,684
Terminations, withdrawals and annuity payments	(333,716)	(138,851)	(369,285)
Transfers between subaccounts, net	(216,244)	6,705	(59,553)
Maintenance charges and mortality adjustments	(234,304)	(48,331)	(116,345)

Increase (decrease) in net assets from contract transactions	(314,648)	(140,724)	(267,499)

Total increase (decrease) in net assets	1,333,311	51,817	(2,897)

Net assets as of December 31, 2021	$ 7,124,134	$ 729,585	$ 1,567,831

Investment income (loss):
Dividend distributions	80,370	4,879	19,386
Investment Expenses:
Mortality and expense risk and administrative charges	(252)	-	-

Net investment income (loss)	80,118	4,879	19,386

Increase (decrease) in net assets from operations:
Capital gain distributions	488,992	37,223	45,778
Realized capital gain (loss) on investments	(36,981)	6,105	27,518
Change in unrealized appreciation (depreciation)	(1,205,675)	(132,839)	(292,413)

Net gain (loss) on investments	(753,664)	(89,511)	(219,117)

Net increase (decrease) in net assets from operations	(673,546)	(84,632)	(199,731)

Contract owner transactions:
Deposits	216,471	28,476	116,758
Terminations, withdrawals and annuity payments	(358,533)	(46,906)	(174,282)
Transfers between subaccounts, net	(65,649)	9,570	27,347
Maintenance charges and mortality adjustments	(275,607)	(58,713)	(104,840)

Increase (decrease) in net assets from contract transactions	(483,318)	(67,573)	(135,017)

Total increase (decrease) in net assets	(1,156,864)	(152,205)	(334,748)

Net assets as of December 31, 2022	$ 5,967,270	$ 577,380	$ 1,233,083

The accompanying notes are an integral part of these financial statements.

15

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio
Net assets as of December 31, 2020	$ 1,526,753	$ 3,765,761	$ 381,288

Investment income (loss):
Dividend distributions	24,302	52,401	5,156
Investment Expenses:
Mortality and expense risk and administrative charges	-	742	232

Net investment income (loss)	24,302	51,659	4,924

Increase (decrease) in net assets from operations:
Capital gain distributions	8,106	24,698	3,094
Realized capital gain (loss) on investments	70,331	150,812	11,158
Change in unrealized appreciation (depreciation)	65,094	324,994	4,316

Net gain (loss) on investments	143,531	500,504	18,568

Net increase (decrease) in net assets from operations	167,833	552,163	23,492

Contract owner transactions:
Deposits	101,106	563,915	12,306
Terminations, withdrawals and annuity payments	(105,235)	(298,408)	(26,579)
Transfers between subaccounts, net	193,155	(12,304)	(7,758)
Maintenance charges and mortality adjustments	(33,334)	(185,518)	(15,729)

Increase (decrease) in net assets from contract transactions	155,692	67,685	(37,760)

Total increase (decrease) in net assets	323,525	619,848	(14,268)

Net assets as of December 31, 2021	$ 1,850,278	$ 4,385,609	$ 367,022

Investment income (loss):
Dividend distributions	25,069	61,257	5,611
Investment Expenses:
Mortality and expense risk and administrative charges	-	(690)	(213)

Net investment income (loss)	25,069	60,567	5,398

Increase (decrease) in net assets from operations:
Capital gain distributions	68,264	153,859	14,077
Realized capital gain (loss) on investments	3,118	(3,571)	(1,275)
Change in unrealized appreciation (depreciation)	(325,076)	(784,035)	(64,252)

Net gain (loss) on investments	(253,694)	(633,747)	(51,450)

Net increase (decrease) in net assets from operations	(228,625)	(573,180)	(46,052)

Contract owner transactions:
Deposits	82,063	186,605	11,882
Terminations, withdrawals and annuity payments	(235,132)	(141,723)	(9,199)
Transfers between subaccounts, net	6,564	11,356	3,229
Maintenance charges and mortality adjustments	(57,756)	(172,380)	(17,432)

Increase (decrease) in net assets from contract transactions	(204,261)	(116,142)	(11,520)

Total increase (decrease) in net assets	(432,886)	(689,322)	(57,572)

Net assets as of December 31, 2022	$ 1,417,392	$ 3,696,287	$ 309,450

The accompanying notes are an integral part of these financial statements.

16

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Neuberger Berman AMT Mid Cap Growth Portfolio	PIMCO CommodityReal Return® Strategy Portfolio	PIMCO Real Return Portfolio
Net assets as of December 31, 2020	$ 278,341	$ 2,568,665	$ 122,170

Investment income (loss):
Dividend distributions	-	124,621	14,891
Investment Expenses:
Mortality and expense risk and administrative charges	22	58	-

Net investment income (loss)	(22)	124,563	14,891

Increase (decrease) in net assets from operations:
Capital gain distributions	1,674	53,299	(58)
Realized capital gain (loss) on investments	40,632	-	-
Change in unrealized appreciation (depreciation)	(6,227)	671,106	2,495

Net gain (loss) on investments	36,079	724,405	2,437

Net increase (decrease) in net assets from operations	36,057	848,968	17,328

Contract owner transactions:
Deposits	19,767	243,556	79,576
Terminations, withdrawals and annuity payments	(11,646)	(199,593)	(285)
Transfers between subaccounts, net	42,634	(259,234)	467,377
Maintenance charges and mortality adjustments	(14,689)	(86,843)	(15,844)

Increase (decrease) in net assets from contract transactions	36,066	(302,114)	530,824

Total increase (decrease) in net assets	72,123	546,854	548,152

Net assets as of December 31, 2021	$ 350,462	$ 3,115,519	$ 670,322

Investment income (loss):
Dividend distributions	-	680,300	30,920
Investment Expenses:
Mortality and expense risk and administrative charges	(8)	(42)	-

Net investment income (loss)	(8)	680,258	30,920

Increase (decrease) in net assets from operations:
Capital gain distributions	54,810	-	-
Realized capital gain (loss) on investments	(2,846)	74,086	(7,668)
Change in unrealized appreciation (depreciation)	(151,995)	(413,968)	(85,897)

Net gain (loss) on investments	(100,031)	(339,882)	(93,565)

Net increase (decrease) in net assets from operations	(100,039)	340,376	(62,645)

Contract owner transactions:
Deposits	17,215	138,525	42,589
Terminations, withdrawals and annuity payments	(31,505)	(155,033)	(399)
Transfers between subaccounts, net	8,971	(775,701)	(206,253)
Maintenance charges and mortality adjustments	(13,357)	(108,803)	(22,986)

Increase (decrease) in net assets from contract transactions	(18,676)	(901,012)	(187,049)

Total increase (decrease) in net assets	(118,715)	(560,636)	(249,694)

Net assets as of December 31, 2022	$ 231,747	$ 2,554,883	$ 420,628

The accompanying notes are an integral part of these financial statements.

17

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	PIMCO Total Return Portfolio	Rydex VT Inverse Government Long Bond Strategy Fund	Rydex VT Nova Fund
Net assets as of December 31, 2020	$ 627,137	$ 3,315	$ 17,762

Investment income (loss):
Dividend distributions	10,337	-	72
Investment Expenses:
Mortality and expense risk and administrative charges	29	-	-

Net investment income (loss)	10,308	-	72

Increase (decrease) in net assets from operations:
Capital gain distributions	(1,388)	(495)	229
Realized capital gain (loss) on investments	27,252	-	870
Change in unrealized appreciation (depreciation)	(42,698)	536	6,088

Net gain (loss) on investments	(16,834)	41	7,187

Net increase (decrease) in net assets from operations	(6,526)	41	7,259

Contract owner transactions:
Deposits	30,322	163	36
Terminations, withdrawals and annuity payments	(41,262)	(1)	(62)
Transfers between subaccounts, net	3,234	-	-
Maintenance charges and mortality adjustments	(28,584)	(286)	(1,241)

Increase (decrease) in net assets from contract transactions	(36,290)	(124)	(1,267)

Total increase (decrease) in net assets	(42,816)	(83)	5,992

Net assets as of December 31, 2021	$ 584,321	$ 3,232	$ 23,754

Investment income (loss):
Dividend distributions	12,926	-	77
Investment Expenses:
Mortality and expense risk and administrative charges	(25)	-	-

Net investment income (loss)	12,901	-	77

Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	2,194
Realized capital gain (loss) on investments	(2,135)	(792)	69
Change in unrealized appreciation (depreciation)	(93,858)	2,254	(9,387)

Net gain (loss) on investments	(95,993)	1,462	(7,124)

Net increase (decrease) in net assets from operations	(83,092)	1,462	(7,047)

Contract owner transactions:
Deposits	22,112	163	-
Terminations, withdrawals and annuity payments	(11,718)	-	-
Transfers between subaccounts, net	4,410	-	-
Maintenance charges and mortality adjustments	(30,171)	(420)	(1,359)

Increase (decrease) in net assets from contract transactions	(15,367)	(257)	(1,359)

Total increase (decrease) in net assets	(98,459)	1,205	(8,406)

Net assets as of December 31, 2022	$ 485,862	$ 4,437	$ 15,348

The accompanying notes are an integral part of these financial statements.

18

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund
Net assets as of December 31, 2020	$ 545,925	$ 1,034,272	$ 1,793,056

Investment income (loss):
Dividend distributions	4,869	20,590	20,597
Investment Expenses:
Mortality and expense risk and administrative charges	16	8	47

Net investment income (loss)	4,853	20,582	20,550

Increase (decrease) in net assets from operations:
Capital gain distributions	11,458	(12,791)	9,829
Realized capital gain (loss) on investments	11,160	-	-
Change in unrealized appreciation (depreciation)	(51,759)	37,640	56,502

Net gain (loss) on investments	(29,141)	24,849	66,331

Net increase (decrease) in net assets from operations	(24,288)	45,431	86,881

Contract owner transactions:
Deposits	16,247	72,448	105,793
Terminations, withdrawals and annuity payments	(9,193)	(27,590)	(17,580)
Transfers between subaccounts, net	(66,541)	(79,639)	42,240
Maintenance charges and mortality adjustments	(17,704)	(37,912)	(66,609)

Increase (decrease) in net assets from contract transactions	(77,191)	(72,693)	63,844

Total increase (decrease) in net assets	(101,479)	(27,262)	150,725

Net assets as of December 31, 2021	$ 444,446	$ 1,007,010	$ 1,943,781

Investment income (loss):
Dividend distributions	9,910	28,149	2,753
Investment Expenses:
Mortality and expense risk and administrative charges	(12)	(7)	(40)

Net investment income (loss)	9,898	28,142	2,713

Increase (decrease) in net assets from operations:
Capital gain distributions	28,637	-	-
Realized capital gain (loss) on investments	(13,226)	(47,137)	(3,561)
Change in unrealized appreciation (depreciation)	(117,590)	(46,518)	(223,256)

Net gain (loss) on investments	(102,179)	(93,655)	(226,817)

Net increase (decrease) in net assets from operations	(92,281)	(65,513)	(224,104)

Contract owner transactions:
Deposits	15,282	56,572	83,539
Terminations, withdrawals and annuity payments	(70,845)	(11,141)	(73,946)
Transfers between subaccounts, net	17,938	(14,079)	53,708
Maintenance charges and mortality adjustments	(14,657)	(37,919)	(73,199)

Increase (decrease) in net assets from contract transactions	(52,282)	(6,567)	(9,898)

Total increase (decrease) in net assets	(144,563)	(72,080)	(234,002)

Net assets as of December 31, 2022	$ 299,883	$ 934,930	$ 1,709,779

The accompanying notes are an integral part of these financial statements.

19

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	TVST Touchstone Balanced Fund	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund
Net assets as of December 31, 2020	$ 184,022	$ 1,705,457	$ 10,553,277

Investment income (loss):
Dividend distributions	594	51,188	64,269
Investment Expenses:
Mortality and expense risk and administrative charges	-	32	188

Net investment income (loss)	594	51,156	64,081

Increase (decrease) in net assets from operations:
Capital gain distributions	993	479	292,751
Realized capital gain (loss) on investments	2,933	11,255	389,251
Change in unrealized appreciation (depreciation)	28,821	(83,335)	2,107,493

Net gain (loss) on investments	32,747	(71,601)	2,789,495

Net increase (decrease) in net assets from operations	33,341	(20,445)	2,853,576

Contract owner transactions:
Deposits	14,810	168,712	805,829
Terminations, withdrawals and annuity payments	(2,887)	(150,476)	(928,811)
Transfers between subaccounts, net	54,428	461,992	(575,708)
Maintenance charges and mortality adjustments	(11,897)	(70,777)	(346,727)

Increase (decrease) in net assets from contract transactions	54,454	409,451	(1,045,417)

Total increase (decrease) in net assets	87,795	389,006	1,808,159

Net assets as of December 31, 2021	$ 271,817	$ 2,094,463	$ 12,361,436

Investment income (loss):
Dividend distributions	1,160	38,905	41,163
Investment Expenses:
Mortality and expense risk and administrative charges	-	(31)	(98)

Net investment income (loss)	1,160	38,874	41,065

Increase (decrease) in net assets from operations:
Capital gain distributions	55,080	14,690	1,367,898
Realized capital gain (loss) on investments	(1,647)	(4,949)	89,644
Change in unrealized appreciation (depreciation)	(97,953)	(340,648)	(3,614,583)

Net gain (loss) on investments	(44,520)	(330,907)	(2,157,041)

Net increase (decrease) in net assets from operations	(43,360)	(292,033)	(2,115,976)

Contract owner transactions:
Deposits	14,340	100,746	461,483
Terminations, withdrawals and annuity payments	(3,840)	(68,981)	(652,490)
Transfers between subaccounts, net	827	22,021	(404,719)
Maintenance charges and mortality adjustments	(14,026)	(76,523)	(344,111)

Increase (decrease) in net assets from contract transactions	(2,699)	(22,737)	(939,837)

Total increase (decrease) in net assets	(46,059)	(314,770)	(3,055,813)

Net assets as of December 31, 2022	$ 225,758	$ 1,779,693	$ 9,305,623

The accompanying notes are an integral part of these financial statements.

20

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	TVST Touchstone Small Company Fund	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Capital Growth Series
Net assets as of December 31, 2020	$ 1,868,392	$ 5,449,632	$ 1,413,830

Investment income (loss):
Dividend distributions	1,393	44,903	-
Investment Expenses:
Mortality and expense risk and administrative charges	40	231	-

Net investment income (loss)	1,353	44,672	-

Increase (decrease) in net assets from operations:
Capital gain distributions	74,673	142,001	602
Realized capital gain (loss) on investments	37,001	117,928	162,597
Change in unrealized appreciation (depreciation)	322,207	2,164,139	7,769

Net gain (loss) on investments	433,881	2,424,068	170,968

Net increase (decrease) in net assets from operations	435,234	2,468,740	170,968

Contract owner transactions:
Deposits	122,517	399,112	61,766
Terminations, withdrawals and annuity payments	(141,834)	(583,289)	(23,248)
Transfers between subaccounts, net	(214,561)	(302,419)	772
Maintenance charges and mortality adjustments	(55,424)	(208,986)	(59,587)

Increase (decrease) in net assets from contract transactions	(289,302)	(695,582)	(20,297)

Total increase (decrease) in net assets	145,932	1,773,158	150,671

Net assets as of December 31, 2021	$ 2,014,324	$ 7,222,790	$ 1,564,501

Investment income (loss):
Dividend distributions	570	54,843	-
Investment Expenses:
Mortality and expense risk and administrative charges	(18)	(202)	-

Net investment income (loss)	552	54,641	-

Increase (decrease) in net assets from operations:
Capital gain distributions	483,620	130,892	178,951
Realized capital gain (loss) on investments	1,334	54,191	(13,120)
Change in unrealized appreciation (depreciation)	(773,471)	(2,045,500)	(717,517)

Net gain (loss) on investments	(288,517)	(1,860,417)	(551,686)

Net increase (decrease) in net assets from operations	(287,965)	(1,805,776)	(551,686)

Contract owner transactions:
Deposits	82,929	204,309	39,264
Terminations, withdrawals and annuity payments	(115,191)	(317,862)	(72,847)
Transfers between subaccounts, net	(27,517)	(205,193)	5,047
Maintenance charges and mortality adjustments	(51,559)	(201,875)	(48,349)

Increase (decrease) in net assets from contract transactions	(111,338)	(520,621)	(76,885)

Total increase (decrease) in net assets	(399,303)	(2,326,397)	(628,571)

Net assets as of December 31, 2022	$ 1,615,021	$ 4,896,393	$ 935,930

The accompanying notes are an integral part of these financial statements.

21

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Virtus KAR Enhanced Core Equity Series	Virtus KAR Small- Cap Growth Series	Virtus KAR Small- Cap Value Series
Net assets as of December 31, 2020	$ 4,080,496	$ 4,119,335	$ 7,869,468

Investment income (loss):
Dividend distributions	99,117	-	10,088
Investment Expenses:
Mortality and expense risk and administrative charges	129	6	268

Net investment income (loss)	98,988	(6)	9,820

Increase (decrease) in net assets from operations:
Capital gain distributions	6,916	15,923	83,335
Realized capital gain (loss) on investments	177,840	591,626	1,097,764
Change in unrealized appreciation (depreciation)	408,589	(409,988)	334,745

Net gain (loss) on investments	593,345	197,561	1,515,844

Net increase (decrease) in net assets from operations	692,333	197,555	1,525,664

Contract owner transactions:
Deposits	186,636	96,481	468,619
Terminations, withdrawals and annuity payments	(157,681)	(259,123)	(492,500)
Transfers between subaccounts, net	(63,610)	94,335	(304,995)
Maintenance charges and mortality adjustments	(186,722)	(154,342)	(275,140)

Increase (decrease) in net assets from contract transactions	(221,377)	(222,649)	(604,016)

Total increase (decrease) in net assets	470,956	(25,094)	921,648

Net assets as of December 31, 2021	$ 4,551,452	$ 4,094,241	$ 8,791,116

Investment income (loss):
Dividend distributions	103,484	-	14,444
Investment Expenses:
Mortality and expense risk and administrative charges	(122)	(5)	(205)

Net investment income (loss)	103,362	(5)	14,239

Increase (decrease) in net assets from operations:
Capital gain distributions	173,378	306,757	474,254
Realized capital gain (loss) on investments	527	(105,597)	(38,938)
Change in unrealized appreciation (depreciation)	(387,040)	(1,373,276)	(2,559,650)

Net gain (loss) on investments	(213,135)	(1,172,116)	(2,124,334)

Net increase (decrease) in net assets from operations	(109,773)	(1,172,121)	(2,110,095)

Contract owner transactions:
Deposits	128,592	71,092	247,754
Terminations, withdrawals and annuity payments	(315,177)	(299,005)	(413,979)
Transfers between subaccounts, net	23,817	26,952	207,077
Maintenance charges and mortality adjustments	(219,193)	(137,762)	(266,475)

Increase (decrease) in net assets from contract transactions	(381,961)	(338,723)	(225,623)

Total increase (decrease) in net assets	(491,734)	(1,510,844)	(2,335,718)

Net assets as of December 31, 2022	$ 4,059,718	$ 2,583,397	$ 6,455,398

The accompanying notes are an integral part of these financial statements.

22

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Virtus Newfleet Multi-Sector Intermediate Bond Series	Virtus SGA International Growth Series	Virtus Strategic Allocation Series
Net assets as of December 31, 2020	$ 3,682,639	$ 15,427,641	$ 791,495

Investment income (loss):
Dividend distributions	111,047	-	3,057
Investment Expenses:
Mortality and expense risk and administrative charges	105	496	55

Net investment income (loss)	110,942	(496)	3,002

Increase (decrease) in net assets from operations:
Capital gain distributions	4,954	68,017	55,761
Realized capital gain (loss) on investments	-	1,343,546	56,754
Change in unrealized appreciation (depreciation)	(75,751)	(142,207)	(51,398)

Net gain (loss) on investments	(70,797)	1,269,356	61,117

Net increase (decrease) in net assets from operations	40,145	1,268,860	64,119

Contract owner transactions:
Deposits	305,115	1,261,042	15,758
Terminations, withdrawals and annuity payments	(296,747)	(1,042,840)	(169,485)
Transfers between subaccounts, net	382,498	335,902	(63,737)
Maintenance charges and mortality adjustments	(154,868)	(514,157)	(26,023)

Increase (decrease) in net assets from contract transactions	235,998	39,947	(243,487)

Total increase (decrease) in net assets	276,143	1,308,807	(179,368)

Net assets as of December 31, 2021	$ 3,958,782	$ 16,736,448	$ 612,127

Investment income (loss):
Dividend distributions	121,311	-	1,155
Investment Expenses:
Mortality and expense risk and administrative charges	(93)	(351)	(43)

Net investment income (loss)	121,218	(351)	1,112

Increase (decrease) in net assets from operations:
Capital gain distributions	-	366,590	32,675
Realized capital gain (loss) on investments	(14,442)	(41,280)	(5,730)
Change in unrealized appreciation (depreciation)	(483,975)	(3,429,551)	(214,499)

Net gain (loss) on investments	(498,417)	(3,104,241)	(187,554)

Net increase (decrease) in net assets from operations	(377,199)	(3,104,592)	(186,442)

Contract owner transactions:
Deposits	186,572	682,630	10,687
Terminations, withdrawals and annuity payments	(128,908)	(907,969)	(6,475)
Transfers between subaccounts, net	(51,544)	774,292	6,911
Maintenance charges and mortality adjustments	(172,057)	(499,807)	(23,876)

Increase (decrease) in net assets from contract transactions	(165,937)	49,146	(12,753)

Total increase (decrease) in net assets	(543,136)	(3,055,446)	(199,195)

Net assets as of December 31, 2022	$ 3,415,646	$ 13,681,002	$ 412,932

The accompanying notes are an integral part of these financial statements.

23

PHLVIC Variable Universal Life Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2022 and 2021

	Wanger Acorn (a)	Wanger International	Wanger Select
Net assets as of December 31, 2020	$ 2,051,726	$ 4,654,456	$ 720,787

Investment income (loss):
Dividend distributions	16,288	27,943	-
Investment Expenses:
Mortality and expense risk and administrative charges	43	140	42

Net investment income (loss)	16,245	27,803	(42)

Increase (decrease) in net assets from operations:
Capital gain distributions	20,465	27,805	7,713
Realized capital gain (loss) on investments	70,449	76,821	77,809
Change in unrealized appreciation (depreciation)	75,501	732,637	(43,532)

Net gain (loss) on investments	166,415	837,263	41,990

Net increase (decrease) in net assets from operations	182,660	865,066	41,948

Contract owner transactions:
Deposits	53,601	329,629	21,118
Terminations, withdrawals and annuity payments	(77,637)	(277,031)	(15,989)
Transfers between subaccounts, net	(14,331)	(51,759)	(16,126)
Maintenance charges and mortality adjustments	(79,910)	(170,639)	(28,474)

Increase (decrease) in net assets from contract transactions	(118,277)	(169,800)	(39,471)

Total increase (decrease) in net assets	64,383	695,266	2,477

Net assets as of December 31, 2021	$ 2,116,109	$ 5,349,722	$ 723,266

Investment income (loss):
Dividend distributions	-	34,808	-
Investment Expenses:
Mortality and expense risk and administrative charges	(31)	(90)	(28)

Net investment income (loss)	(31)	34,718	(28)

Increase (decrease) in net assets from operations:
Capital gain distributions	537,618	688,452	232,025
Realized capital gain (loss) on investments	(6,927)	3,674	(17,562)
Change in unrealized appreciation (depreciation)	(1,237,106)	(2,523,014)	(453,660)

Net gain (loss) on investments	(706,415)	(1,830,888)	(239,197)

Net increase (decrease) in net assets from operations	(706,446)	(1,796,170)	(239,225)

Contract owner transactions:
Deposits	38,055	186,379	11,415
Terminations, withdrawals and annuity payments	(30,688)	(321,155)	(80,051)
Transfers between subaccounts, net	24,816	322,108	13,969
Maintenance charges and mortality adjustments	(68,059)	(148,998)	(26,231)

Increase (decrease) in net assets from contract transactions	(35,876)	38,334	(80,898)

Total increase (decrease) in net assets	(742,322)	(1,757,836)	(320,123)

Net assets as of December 31, 2022	$ 1,373,787	$ 3,591,886	$ 403,143

(a) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

24

PHLVIC Variable Universal Life Account

Notes to Financial Statements

December 31, 2022

Note 1. Organization

The PHLVIC Variable Universal Life (the “Separate Account”), is a separate account of PHL Variable Insurance Company (“PHL”, “PHL Variable”, the Company, “we” or “us”). PHL is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware” or the “Parent”). On November 15, 2021, Nassau Insurance Group Holdings, L.P. transferred one hundred percent of the issued and outstanding common stock of the Parent to PHL Holdings, LLC. Effective with the transfer, the Parent and its subsidiaries, including the Company, are no longer owned or controlled by Nassau Financial Group, L.P. or any of its subsidiaries. PHL is a provider of life insurance and annuity products. In November 2019, PHL stopped marketing and selling new business.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on December 7, 1994. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

Alger Capital Appreciation Portfolio	Class I-2
AMT Sustainable Equity Portfolio	Class S
Calvert VP S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2
Guggenheim VT Long Short Equity Fund	-
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class

25

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

PIMCO Total Return Portfolio	Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund	-
Rydex VT Nova Fund	-
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus Strategic Allocation Series	Class A
Wanger Acorn	-
Wanger International	-
Wanger Select	-

Fifty-four subaccounts are currently offered by the Separate Account, all of which had activity.

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).

PHL Variable and the Separate Account are subject to regulation by the State of Connecticut Department of Insurance and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against PHL Variable’s general account assets.

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2021 or 2022.

B. Mergers

There were no fund mergers in 2021 or 2022.

C. Liquidations

There were no fund liquidations in 2021 or 2022.

26

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 2. Additions, Mergers, Liquidations and Name Changes (continued)

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

April 30, 2021	Invesco V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund
April 30, 2021	Invesco V.I. Global Fund	Invesco Oppenheimer V.I. Global Fund
April 30, 2021	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Mid Cap Core Equity Fund
April 30, 2021	Invesco V.I. Main Street Small Cap Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®
May 2, 2022	Wanger Acorn	Wanger USA

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of PHL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, PHL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. PHL will review periodically the status of this policy in the event of changes in the tax law.

27

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic, such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2022.

The Separate Account had no financial liabilities as of December 31, 2022.

28

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2022, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

Alger Capital Appreciation Portfolio	$ 22,235	$ 86,312
AMT Sustainable Equity Portfolio	704,054	586,767
Calvert VP S&P MidCap 400 Index Portfolio	111,721	83,989
DWS Equity 500 Index VIP	762,276	677,577
DWS Small Cap Index VIP	93,253	27,266
Federated Hermes Fund for U.S. Government Securities II	494,591	538,092
Federated Hermes Government Money Fund II	337,878	1,179,086
Federated Hermes High Income Bond Fund II	57,212	46,846
Fidelity® VIP Contrafund® Portfolio	417,340	363,568
Fidelity® VIP Growth Opportunities Portfolio	3,474,913	1,045,858
Fidelity® VIP Growth Portfolio	251,811	344,382
Fidelity® VIP Investment Grade Bond Portfolio	614,070	560,943
Franklin Income VIP Fund	272,340	211,161
Franklin Mutual Shares VIP Fund	431,253	202,366
Guggenheim VT Long Short Equity Fund	536	720
Invesco V.I. American Franchise Fund	967,639	317,374
Invesco V.I. Capital Appreciation Fund (a)	78,905	18,603
Invesco V.I. Core Equity Fund	80,881	37,287
Invesco V.I. Equity and Income Fund	100,354	60,646
Invesco V.I. Global Fund (a)	150,194	23,574
Invesco V.I. Main Street Mid Cap Fund® (a)	47,078	8,568
Invesco V.I. Main Street Small Cap Fund® (a)	587,653	332,094
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	51,068	8,189
Lord Abbett Series Fund Bond Debenture Portfolio	44,575	27,443
Lord Abbett Series Fund Growth and Income Portfolio	782,925	697,133
Lord Abbett Series Fund Mid Cap Stock Portfolio	80,063	105,536
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	196,747	266,599
Morningstar Balanced ETF Asset Allocation Portfolio	178,786	289,715
Morningstar Growth ETF Asset Allocation Portfolio	392,750	294,466
Morningstar Income and Growth ETF Asset Allocation Portfolio	33,236	25,281
Neuberger Berman AMT Mid Cap Growth Portfolio	82,030	45,903
PIMCO CommodityReal Return® Strategy Portfolio	821,120	1,041,874
PIMCO Real Return Portfolio	110,880	267,010
PIMCO Total Return Portfolio	39,521	41,988
Rydex VT Inverse Government Long Bond Strategy Fund	150	407
Rydex VT Nova Fund	2,271	1,359
Templeton Developing Markets VIP Fund	113,126	126,872
Templeton Foreign VIP Fund	202,454	180,879
Templeton Growth VIP Fund	176,007	183,193
TVST Touchstone Balanced Fund	80,234	26,694
TVST Touchstone Bond Fund	173,658	142,831
TVST Touchstone Common Stock Fund	1,760,403	1,291,277
TVST Touchstone Small Company Fund	568,379	195,544
Virtus Duff & Phelps Real Estate Securities Series	363,621	698,709

29

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Virtus KAR Capital Growth Series	$211,799	$109,732
Virtus KAR Enhanced Core Equity Series	405,790	511,011
Virtus KAR Small-Cap Growth Series	530,927	562,899
Virtus KAR Small-Cap Value Series	841,694	578,824
Virtus Newfleet Multi-Sector Intermediate Bond Series	299,239	343,959
Virtus SGA International Growth Series	1,525,684	1,110,301
Virtus Strategic Allocation Series	55,669	34,636
Wanger Acorn (a)	587,247	85,537
Wanger International	1,133,622	372,118
Wanger Select	255,624	104,525

(a) Name change. See Note 2.

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

PHL Variable and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. PHL Variable is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

PHL Variable makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting, and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying statements of operations and changes in net assets. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statements of operations and changes in net assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, PHL Variable makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for the various plans offered by PHL Variable:

30

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

Plan	Guaranteed Maximum Monthly Admin Charge
Phoenix Benefit Choice VUL	$7
Phoenix Edge SVUL	Policy Options A or B $0.01 per $1,000 of face amount, capped at $75, in years 1-15 Policy Option C $0.08 per $1,000 of face amount, capped at $200, in years 1-15
Phoenix Edge VUL	None
Phoenix Executive VUL (08XVUL)	$20
Phoenix Express VUL (06PEXVUL)	Varies based on issue age and face amount, capped at $80
Phoenix Express VUL (V616)	$.35 per $1,000 of face amount
Phoenix Joint Edge VUL	$10

Contract Surrender Charge – In accordance with terms of the contracts, PHL Variable charges a deduction for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary. Below is a table that summarizes the surrender charge schedule for the various plans offered by PHL Variable:

Plan	Surrender Charge
Phoenix Benefit Choice VUL	10 year schedule for base policy, 15 year schedule for level term rider
Phoenix Edge SVUL	Option A -15 year schedule – decreasing to zero by year 16
Option B -10 year schedule – decreasing to zero by year 11
Option C - 5 year schedule – decreasing to zero by year 6
Phoenix Edge VUL	Option A -15 year schedule – decreasing to zero by year 16
Option B -10 year schedule – decreasing to zero by year 11
Option C - 5 year schedule – decreasing to zero by year 6
Phoenix Executive VUL (08XVUL)	None
Phoenix Express VUL	7 year schedule – level for 7 years then zero starting in year 8
Phoenix Joint Edge VUL	10 year schedule

Cost of Insurance Charge – In accordance with terms of the contracts, PHL Variable makes monthly deductions for costs of insurance to cover PHL Variable’s anticipated mortality costs. Because a contract account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Monthly Mortality and Expense Risk Fees (“M&E Fees”) – The M&E Fees are typically deducted daily from contract value allocated to the variable subaccounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, PHL Variable will make either monthly or daily deductions.

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying statements of operations and changes in net assets.

B. Optional Rider and Benefit Charges

PHL may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

C. Daily M&E

As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable subaccounts. These expenses are included in separate line item “Mortality and expense risk and administrative charges” in the accompanying statements of operations and changes in net assets. This expense is reflected as a daily reduction of unit values.

31

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions (continued)

Below is a table that summarizes the annual equivalent M&E Fees deductions for the various plans offered by PHL:

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Phoenix Benefit Choice VUL (Years 1-20)		0.500%
Phoenix Benefit Choice VUL (Years 21+)		0.300%
Phoenix Executive VUL		0.900%
Phoenix Express VUL	0.480%
Phoenix Express VUL (V616)	0.120%
Phoenix Joint Edge VUL (Years 1-20)		0.500%
Phoenix Joint Edge VUL (Years 21+)		0.300%
The Phoenix Edge SVUL		0.900%
The Phoenix Edge VUL		0.900%

D. Other Charges

PHL may deduct other charges depending on the contract terms.

32

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2022 and 2021, were as follows:

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Alger Capital Appreciation Portfolio	453	(5,431)	(4,978)	258	(4,154)	(3,896)
AMT Sustainable Equity Portfolio	130,899	(427,915)	(297,016)	337,526	(517,532)	(180,006)
Calvert VP S&P MidCap 400 Index Portfolio	10,516	(27,097)	(16,581)	32,175	(62,884)	(30,709)
DWS Equity 500 Index VIP	25,121	(64,264)	(39,143)	65,360	(76,730)	(11,370)
DWS Small Cap Index VIP	15,856	(8,426)	7,430	21,224	(7,167)	14,057
Federated Hermes Fund for U.S. Government Securities II	208,211	(175,844)	32,367	126,111	(96,305)	29,806
Federated Hermes Government Money Fund II	299,201	(1,152,151)	(852,950)	1,208,430	(863,075)	345,355
Federated Hermes High Income Bond Fund II	3,863	(7,259)	(3,396)	12,159	(11,160)	999
Fidelity® VIP Contrafund® Portfolio	32,688	(35,518)	(2,830)	17,562	(62,172)	(44,610)
Fidelity® VIP Growth Opportunities Portfolio	184,732	(113,889)	70,843	89,658	(223,779)	(134,121)
Fidelity® VIP Growth Portfolio	7,892	(26,121)	(18,229)	10,506	(43,958)	(33,452)
Fidelity® VIP Investment Grade Bond Portfolio	212,646	(340,846)	(128,200)	798,952	(166,934)	632,018
Franklin Income VIP Fund	66,620	(89,751)	(23,131)	74,286	(113,436)	(39,150)
Franklin Mutual Shares VIP Fund	57,262	(58,191)	(929)	52,679	(74,468)	(21,789)
Guggenheim VT Long Short Equity Fund	209	(301)	(92)	298	(306)	(8)
Invesco V.I. American Franchise Fund	44,854	(92,417)	(47,563)	41,330	(158,705)	(117,375)
Invesco V.I. Capital Appreciation Fund (a)	4,722	(4,930)	(208)	1,958	(25,755)	(23,797)
Invesco V.I. Core Equity Fund	4,081	(11,760)	(7,679)	6,349	(15,131)	(8,782)
Invesco V.I. Equity and Income Fund	15,287	(21,256)	(5,969)	36,809	(9,699)	27,110
Invesco V.I. Global Fund (a)	16,924	(8,203)	8,721	22,745	(8,809)	13,936
Invesco V.I. Main Street Mid Cap Fund® (a)	1,902	(2,607)	(705)	2,262	(2,038)	224
Invesco V.I. Main Street Small Cap Fund® (a)	42,531	(97,198)	(54,667)	84,119	(196,846)	(112,727)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	1,934	(2,407)	(473)	2,174	(2,166)	8
Lord Abbett Series Fund Bond Debenture Portfolio	8,666	(10,744)	(2,078)	53,525	(33,832)	19,693

(a) Name change. See Note 2.

33

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Lord Abbett Series Fund Growth and Income Portfolio	69,398	(228,131)	(158,733)	192,313	(295,147)	(102,834)
Lord Abbett Series Fund Mid Cap Stock Portfolio	13,940	(39,341)	(25,401)	19,182	(64,753)	(45,571)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	56,639	(112,999)	(56,360)	121,879	(233,027)	(111,148)
Morningstar Balanced ETF Asset Allocation Portfolio	45,612	(152,514)	(106,902)	143,105	(67,241)	75,864
Morningstar Growth ETF Asset Allocation Portfolio	82,753	(134,164)	(51,411)	239,037	(214,294)	24,743
Morningstar Income and Growth ETF Asset Allocation Portfolio	8,600	(16,005)	(7,405)	7,130	(29,152)	(22,022)
Neuberger Berman AMT Mid Cap Growth Portfolio	14,107	(24,297)	(10,190)	31,288	(16,333)	14,955
PIMCO CommodityReal Return® Strategy Portfolio	146,024	(1,164,985)	(1,018,961)	471,770	(868,789)	(397,019)
PIMCO Real Return Portfolio	43,209	(139,638)	(96,429)	281,521	(10,669)	270,852
PIMCO Total Return Portfolio	14,804	(23,154)	(8,350)	67,075	(83,342)	(16,267)
Rydex VT Inverse Government Long Bond Strategy Fund	499	(1,329)	(830)	642	(1,123)	(481)
Rydex VT Nova Fund	-	(187)	(187)	5	(165)	(160)
Templeton Developing Markets VIP Fund	56,442	(107,189)	(50,747)	12,505	(52,125)	(39,620)
Templeton Foreign VIP Fund	54,756	(44,982)	9,774	32,006	(41,059)	(9,053)
Templeton Growth VIP Fund	88,309	(66,244)	22,065	95,839	(46,249)	49,590
TVST Touchstone Balanced Fund	8,805	(9,833)	(1,028)	26,740	(8,563)	18,177
TVST Touchstone Bond Fund	73,931	(89,799)	(15,868)	356,369	(127,064)	229,305
TVST Touchstone Common Stock Fund	91,025	(331,768)	(240,743)	208,166	(463,523)	(255,357)
TVST Touchstone Small Company Fund	22,927	(53,628)	(30,701)	33,194	(106,101)	(72,907)
Virtus Duff & Phelps Real Estate Securities Series	39,104	(137,390)	(98,286)	123,612	(183,272)	(59,660)
Virtus KAR Capital Growth Series	3,746	(11,144)	(7,398)	6,365	(7,854)	(1,489)
Virtus KAR Enhanced Core Equity Series	16,175	(65,515)	(49,340)	30,107	(58,581)	(28,474)
Virtus KAR Small-Cap Growth Series	11,314	(23,482)	(12,168)	11,158	(20,086)	(8,928)
Virtus KAR Small-Cap Value Series	92,764	(92,649)	115	82,057	(187,112)	(105,055)
Virtus Newfleet Multi-Sector Intermediate Bond Series	65,802	(118,311)	(52,509)	275,560	(160,476)	115,084

34

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Virtus SGA International Growth Series	610,077	(436,952)	173,125	712,330	(662,480)	49,850
Virtus Strategic Allocation Series	3,597	(5,696)	(2,099)	9,100	(36,066)	(26,966)
Wanger Acorn (a)	5,489	(10,247)	(4,758)	5,646	(14,289)	(8,643)
Wanger International	177,706	(120,634)	57,072	79,335	(120,343)	(41,008)
Wanger Select	3,830	(11,090)	(7,260)	2,108	(5,687)	(3,579)

(a) Name change. See Note 2.

35

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2022, were as follows:

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Alger Capital Appreciation Portfolio
2022	10,057	14.83	14.83	149,144	-	-	-	(36.52)	(36.52)
2021	15,035	23.36	23.36	351,265	-	-	-	19.13	19.13
2020	18,931	19.61	19.61	371,278	-	-	-	41.75	41.75
2019	19,211	13.84	13.84	265,793	-	-	-	33.58	33.58
2018	19,631	10.36	10.36	203,322	0.08	-	-	(0.10)	(0.10)
AMT Sustainable Equity Portfolio
2022	3,844,448	1.31	1.31	5,046,934	0.12	-	0.12	(18.63)	(18.63)
2021	4,141,464	1.61	1.61	6,683,584	0.18	-	0.12	23.01	23.16
2020	4,321,470	1.31	1.31	5,662,476	0.38	-	0.12	19.14	19.28
2019	4,709,300	1.10	1.10	5,173,431	0.29	-	0.12	9.77	9.86
Calvert VP S&P MidCap 400 Index Portfolio
2022	161,663	3.56	3.73	600,958	0.92	-	0.12	(13.38)	(13.26)
2021	178,244	4.11	4.30	764,417	0.79	-	0.12	24.26	24.41
2020	208,593	3.31	3.46	720,512	1.29	-	0.12	13.19	13.32
2019	209,570	2.92	3.05	637,797	1.12	-	0.12	25.68	25.83
2018‡	222,017	2.42	2.42	537,357	1.31	-	-	(11.33)	(11.33)
DWS Equity 500 Index VIP
2022	748,594	4.28	11.00	7,073,116	1.27	-	0.12	(18.32)	(18.40)
2021	787,737	5.24	13.48	9,211,943	1.43	-	0.12	28.24	28.40
2020	799,107	4.09	10.50	7,293,022	1.67	-	0.12	17.95	18.10
2019	841,502	3.47	8.89	6,550,115	1.95	-	0.12	31.03	31.19
2018	877,108	2.65	6.77	5,252,848	1.71	-	0.12	(4.77)	(4.65)

36

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

DWS Small Cap Index VIP
2022	80,409	2.91	3.05	244,377	0.88	-	0.12	(20.71)	(20.57)
2021	72,979	3.67	3.84	279,163	0.77	-	0.12	14.37	14.50
2020	58,922	3.21	3.35	196,642	1.15	-	0.12	19.29	19.43
2019	63,163	2.69	2.81	176,596	1.15	-	0.12	25.07	25.22
2018‡	97,172	2.20	2.24	217,273	1.00	-	-	(11.23)	(11.23)
Federated Hermes Fund for U.S. Government Securities II
2022	1,447,611	1.36	3.24	3,447,203	1.90	-	0.12	(12.26)	(12.43)
2021	1,415,244	1.55	3.70	4,074,632	2.01	-	0.12	(2.16)	(2.04)
2020	1,385,438	1.59	3.78	4,117,333	2.22	-	0.12	5.09	5.21
2019	1,367,835	1.51	3.59	3,897,300	2.36	-	0.12	5.77	5.90
2018	1,470,932	1.43	3.39	4,021,955	2.46	-	0.12	0.33	0.45
Federated Hermes Government Money Fund II
2022	2,228,751	0.98	1.05	2,331,344	1.03	-	0.48	-	1.94
2021	3,081,701	0.98	1.03	3,172,552	0.00	-	0.48	(0.48)	-
2020	2,736,346	0.98	1.03	2,829,663	0.17	-	0.48	(0.28)	0.20
2019	2,170,219	1.00	1.03	2,239,559	1.63	-	0.12	1.52	1.64
2018	2,230,565	0.97	1.02	2,264,752	1.23	-	0.48	0.76	1.25
Federated Hermes High Income Bond Fund II
2022	102,018	2.23	7.08	629,982	5.55	-	-	(11.86)	(11.83)
2021	105,414	2.53	8.03	743,152	4.80	-	-	4.85	4.85
2020	104,415	2.41	7.66	702,779	5.96	-	-	5.59	5.59
2019‡	111,120	2.28	7.25	709,278	5.58	-	-	14.54	14.54
2018‡	107,758	1.99	6.33	574,776	8.62	-	-	(3.29)	(3.29)
Fidelity® VIP Contrafund® Portfolio
2022	341,963	4.44	12.49	3,348,215	0.40	-	0.12	(26.49)	(26.36)
2021	344,793	6.04	16.96	4,729,495	0.05	-	0.12	27.56	27.71
2020	389,403	4.74	13.28	4,306,514	0.15	-	0.12	30.27	30.43
2019	480,128	3.64	10.18	3,839,831	0.36	-	0.12	31.29	31.45
2018‡	581,446	1.91	7.75	3,333,524	0.60	-	-	(6.49)	(6.49)

37

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Fidelity® VIP Growth Opportunities Portfolio
2022	1,382,624	5.47	14.00	10,711,739	-	-	0.48	(38.47)	(38.19)
2021	1,311,781	8.89	22.65	17,189,054	-	-	0.48	11.29	11.83
2020	1,445,902	7.99	20.26	16,645,988	0.01	-	0.48	67.69	68.49
2019	1,898,747	4.76	12.02	11,962,971	0.05	-	0.48	40.02	40.70
2018	2,234,484	3.40	8.54	9,797,846	0.11	-	0.48	11.80	12.35
Fidelity® VIP Growth Portfolio
2022	211,707	5.47	12.71	2,092,478	0.52	-	0.12	(24.55)	(24.52)
2021	229,936	7.25	16.84	3,094,659	-	-	0.12	22.93	23.08
2020	263,388	5.90	13.68	2,940,293	0.06	-	0.12	43.58	43.75
2019	280,599	4.11	9.52	2,148,133	0.16	-	0.12	34.02	34.18
2018	307,032	3.06	7.09	1,756,566	0.15	-	0.12	(0.40)	(0.27)
Fidelity® VIP Investment Grade Bond Portfolio
2022	1,881,088	1.56	1.65	3,044,740	2.14	-	0.12	(13.33)	(12.70)
2021	2,009,288	1.80	1.89	3,743,466	2.23	-	0.12	(0.84)	(0.72)
2020	1,377,270	1.81	1.91	2,574,511	2.17	-	0.12	9.12	9.26
2019	1,434,452	1.66	1.74	2,455,007	2.63	-	0.12	9.45	9.58
2018‡	1,511,552	1.52	1.59	2,360,190	2.36	-	0.12	(0.75)	(0.63)
Franklin Income VIP Fund
2022	752,920	2.33	2.46	1,713,150	4.86	-	0.12	(5.67)	(5.75)
2021	776,051	2.47	2.61	1,871,721	4.68	-	0.12	16.61	16.75
2020	815,201	2.12	2.23	1,690,609	5.80	-	0.12	0.57	0.69
2019	886,245	2.10	2.22	1,835,078	5.26	-	0.12	15.92	16.06
2018‡	931,366	1.81	1.91	1,688,054	4.66	-	0.12	(4.42)	(4.30)
Franklin Mutual Shares VIP Fund
2022	602,284	2.46	6.65	2,079,490	1.86	-	0.12	(7.52)	(7.38)
2021	603,213	2.66	7.18	2,294,945	2.90	-	0.12	19.02	19.17
2020	625,002	2.24	6.03	2,032,690	2.86	-	0.12	(5.16)	(5.04)
2019	616,993	2.36	6.35	2,186,117	1.77	-	0.12	22.42	22.57
2018‡	715,566	1.93	5.18	2,090,080	2.24	-	0.12	(9.18)	(9.07)

38

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Guggenheim VT Long Short Equity Fund
2022	2,719	2.36	2.36	6,426	0.47	-	-	(14.49)	(14.49)
2021	2,811	2.76	2.76	7,761	0.66	-	-	23.80	23.80
2020	2,819	2.23	2.23	6,285	0.85	-	-	4.93	4.93
2019	2,781	2.13	2.13	5,911	0.57	-	-	5.54	5.54
2018	2,738	2.01	2.01	5,514	-	-	-	(12.94)	(12.94)
Invesco V.I. American Franchise Fund
2022	900,179	2.88	2.96	2,662,133	-	-	0.12	(31.26)	(31.16)
2021	947,742	4.19	4.30	4,069,017	-	-	0.12	11.79	11.93
2020	1,065,117	3.74	3.84	4,085,969	0.07	-	0.12	42.18	42.35
2019	1,148,998	2.63	2.70	3,096,521	-	-	0.12	36.59	36.76
2018	1,295,658	1.93	1.97	2,553,541	-	-	0.12	(3.74)	(3.62)
Invesco V.I. Capital Appreciation Fund (a)
2022	50,887	2.73	3.13	154,094	-	-	-	(30.89)	(30.91)
2021	51,095	3.95	4.53	225,955	-	-	-	22.28	22.28
2020	74,892	3.23	3.70	272,701	-	-	-	36.24	36.24
2019	77,556	2.37	2.72	207,286	-	-	-	35.85	35.85
2018	81,037	1.75	2.00	159,620	-	-	-	(5.96)	(5.96)
Invesco V.I. Core Equity Fund
2022	129,350	2.94	2.94	380,063	0.92	-	-	(20.54)	(20.54)
2021	137,029	3.70	3.70	506,750	0.65	-	-	27.74	27.74
2020	145,811	2.90	2.90	422,135	1.37	-	-	13.85	13.85
2019	151,921	2.54	2.54	386,318	0.93	-	-	28.96	28.96
2018	197,995	1.97	1.97	390,414	0.90	-	-	(9.39)	(9.39)

(a) Name change. See Note 2.

39

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Invesco V.I. Equity and Income Fund
2022	132,008	2.55	2.87	371,227	1.43	-	-	(7.94)	(7.72)
2021	137,977	2.77	3.11	421,041	1.83	-	-	18.35	18.35
2020	110,867	2.34	2.63	284,427	2.31	-	-	9.65	9.65
2019	100,810	2.13	2.40	235,169	1.83	-	-	20.01	20.01
2018	159,276	1.78	2.00	313,197	2.06	-	-	(9.73)	(9.73)
Invesco V.I. Global Fund (a)
2022	230,278	2.20	2.58	554,179	-	-	-	(31.89)	(31.93)
2021	221,557	3.23	3.79	784,577	-	-	-	15.17	15.17
2020	207,621	2.80	3.29	636,838	0.44	-	-	27.34	27.34
2019	233,860	2.20	2.58	563,195	0.62	-	-	31.45	31.45
2018	254,437	1.68	1.96	465,423	0.77	-	-	(13.39)	(13.39)
Invesco V.I. Main Street Mid Cap Fund® (a)
2022	57,639	3.18	3.18	183,108	0.36	-	-	(14.29)	(14.29)
2021	58,344	3.71	3.71	216,175	0.46	-	-	23.24	23.24
2020	58,120	3.01	3.01	174,729	0.75	-	-	9.25	9.25
2019	56,232	2.75	2.75	154,743	0.51	-	-	25.28	25.28
2018	70,167	2.20	2.20	154,131	0.53	-	-	(11.35)	(11.35)
Invesco V.I. Main Street Small Cap Fund® (a)
2022	1,005,016	3.08	3.65	3,343,574	0.25	-	0.12	(16.30)	(16.09)
2021	1,059,683	3.68	4.35	4,196,389	0.18	-	0.12	22.12	22.26
2020	1,172,410	3.01	3.56	3,799,276	0.38	-	0.12	19.49	19.64
2019	1,233,126	2.52	2.97	3,335,395	-	-	0.12	25.98	26.13
2018‡	1,341,050	2.00	2.36	2,870,789	0.06	-	0.12	(10.65)	(10.54)

(a) Name change. See Note 2.

40

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2022	46,660	3.37	3.37	157,114	-	-	-	(15.54)	(15.54)
2021	47,133	3.99	3.99	187,868	0.05	-	-	19.87	19.87
2020	47,125	3.32	3.32	156,686	0.19	-	-	6.76	6.76
2019	47,032	3.11	3.11	146,470	-	-	-	29.93	29.93
2018	76,440	2.40	2.40	183,221	0.02	-	-	(13.24)	(13.24)
Lord Abbett Series Fund Bond Debenture Portfolio
2022	183,240	2.10	2.50	451,338	4.48	-	-	(12.86)	(12.89)
2021	185,318	2.41	2.87	523,437	3.09	-	-	3.28	3.28
2020	165,625	2.33	2.78	452,103	3.88	-	-	7.30	7.30
2019	174,161	2.17	2.59	443,473	4.25	-	-	13.35	13.35
2018	148,584	1.92	2.28	334,360	4.05	-	-	(4.02)	(4.02)
Lord Abbett Series Fund Growth and Income Portfolio
2022	1,956,760	2.93	3.06	5,967,270	1.29	-	0.12	(9.57)	(9.47)
2021	2,115,493	3.24	3.38	7,124,134	1.06	-	0.12	28.86	29.02
2020	2,218,327	2.52	2.62	5,790,823	1.74	-	0.12	2.57	2.70
2019	2,328,494	2.45	2.55	5,919,962	1.64	-	0.12	22.35	22.49
2018‡	2,507,453	2.01	2.08	5,203,080	1.35	-	0.12	(8.25)	(8.14)
Lord Abbett Series Fund Mid Cap Stock Portfolio
2022	209,451	2.26	2.77	577,380	0.78	-	-	(11.37)	(11.22)
2021	234,852	2.55	3.12	729,585	0.51	-	-	28.70	28.70
2020	280,423	1.98	2.42	677,768	1.12	-	-	2.50	2.50
2019	314,870	1.93	2.37	742,873	0.91	-	-	22.64	22.64
2018	335,497	1.57	1.93	643,853	0.68	-	-	(15.04)	(15.04)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2022	542,175	2.27	2.27	1,233,083	1.42	-	-	(13.36)	(13.36)
2021	598,535	2.62	2.62	1,567,831	1.04	-	-	18.33	18.33
2020	709,683	2.21	2.21	1,570,728	1.84	-	-	9.96	9.96
2019	760,908	2.01	2.01	1,531,604	1.26	-	-	22.17	22.17
2018	1,021,245	1.65	1.65	1,682,716	1.27	-	-	(9.33)	(9.33)

41

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Morningstar Balanced ETF Asset Allocation Portfolio
2022	779,054	1.82	1.82	1,417,392	1.62	-	-	(12.92)	(12.92)
2021	885,956	2.09	2.09	1,850,278	1.44	-	-	10.79	10.79
2020‡	810,092	1.89	1.89	1,526,753	2.10	-	-	9.12	9.12
2019	1,006,782	1.68	1.73	1,727,896	1.88	-	0.12	16.12	16.26
2018	1,171,667	1.44	1.49	1,731,533	1.69	-	0.12	(6.35)	(6.23)
Morningstar Growth ETF Asset Allocation Portfolio
2022	1,775,990	2.02	2.09	3,696,287	1.59	-	0.12	(13.30)	(13.28)
2021	1,827,401	2.33	2.41	4,385,609	1.27	-	0.12	14.75	14.88
2020	1,802,658	2.03	2.10	3,765,761	2.08	-	0.12	9.87	10.01
2019	1,897,635	1.85	1.91	3,605,023	1.75	-	0.12	19.62	19.77
2018	2,047,966	1.55	1.59	3,250,024	1.61	-	0.12	(8.15)	(8.04)
Morningstar Income and Growth ETF Asset Allocation Portfolio
2022	205,144	1.49	1.54	309,450	1.70	-	0.12	(12.35)	(12.50)
2021	212,549	1.70	1.76	367,022	1.37	-	0.12	6.34	6.47
2020‡	234,571	1.65	1.65	381,288	2.12	-	-	8.43	8.43
2019	122,385	1.52	1.52	186,370	2.08	-	-	12.90	12.90
2018	126,725	1.35	1.35	170,927	2.05	-	-	(4.25)	(4.25)
Neuberger Berman AMT Mid Cap Growth Portfolio
2022	132,584	1.73	1.75	231,747	-	-	0.12	(28.81)	(28.86)
2021	142,774	2.43	2.46	350,462	-	-	0.12	12.59	12.72
2020	127,819	2.16	2.18	278,341	-	-	0.12	39.54	39.71
2019	125,250	1.55	1.56	195,236	-	-	0.12	32.32	32.48
2018‡	141,142	1.18	1.18	166,087	-	-	-	(6.56)	(6.56)
PIMCO CommodityReal Return® Strategy Portfolio
2022	3,050,331	0.91	0.96	2,554,883	20.96	-	0.12	8.33	9.09
2021	4,069,292	0.84	0.88	3,115,519	4.08	-	0.12	32.95	33.11
2020	4,466,311	0.63	0.66	2,568,665	6.06	-	0.12	1.11	1.23
2019	4,015,808	0.62	0.66	2,290,319	4.36	-	0.12	11.22	11.35
2018‡	3,895,885	0.56	0.59	2,010,858	1.96	-	0.12	(14.30)	(14.20)

42

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

		Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)
								Total	Total
								Returns	Returns
								Lowest	Highest
Subaccount	Units							(%) (3)(4)	(%) (3)(4)

PIMCO Real Return Portfolio
2022	239,067	1.50	1.76	420,628	6.80	-	-	(12.28)	(12.00)
2021	335,496	1.71	2.00	670,322	4.79	-	-	5.48	5.48
2020	64,644	1.62	1.90	122,170	1.26	-	-	11.60	11.60
2019‡	57,745	1.45	1.70	97,770	1.54	-	-	8.33	8.33
2018‡	143,133	1.34	1.57	222,800	2.21	-	-	(2.31)	(2.31)
PIMCO Total Return Portfolio
2022	276,474	1.65	1.79	485,862	2.51	-	0.48	(14.95)	(14.35)
2021	284,824	1.94	2.09	584,321	1.72	-	0.48	(1.84)	(1.36)
2020	301,091	1.98	2.12	627,137	2.03	-	0.48	8.02	8.54
2019	309,645	1.85	1.96	595,132	2.91	-	0.12	8.12	8.25
2018‡	335,313	1.58	1.81	597,329	2.45	-	-	(0.63)	(0.63)
Rydex VT Inverse Government Long Bond Strategy Fund
2022	12,756	0.35	0.35	4,437	-	-	-	45.83	45.83
2021	13,586	0.24	0.24	3,232	-	-	-	0.97	0.97
2020	14,067	0.24	0.24	3,315	0.29	-	-	(21.09)	(21.09)
2019	14,759	0.30	0.30	4,408	-	-	-	(13.29)	(13.29)
2018	15,625	0.34	0.34	5,382	-	-	-	3.79	3.79
Rydex VT Nova Fund
2022	2,356	6.51	6.51	15,348	0.43	-	-	(30.30)	(30.30)
2021	2,543	9.34	9.34	23,754	0.35	-	-	42.18	42.18
2020	2,703	6.57	6.57	17,762	0.88	-	-	20.03	20.03
2019	2,911	5.47	5.47	15,935	1.12	-	-	45.04	45.04
2018	3,087	3.77	3.77	11,653	0.18	-	-	(10.32)	(10.32)
Templeton Developing Markets VIP Fund
2022	220,362	1.33	1.40	299,883	2.92	-	0.12	(21.76)	(22.22)
2021	271,109	1.70	1.80	444,446	0.93	-	0.12	(5.85)	(5.74)
2020	310,729	1.81	1.91	545,925	3.93	-	0.12	17.04	17.18
2019	381,487	1.54	1.63	579,285	0.99	-	0.12	26.54	26.70
2018‡	466,737	1.22	1.28	567,588	0.89	-	0.12	(15.90)	(15.79)

43

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Templeton Foreign VIP Fund
2022	309,647	1.60	4.42	934,930	3.12	-	0.12	(7.51)	(7.53)
2021	299,873	1.73	4.78	1,007,010	1.90	-	0.12	4.03	4.16
2020	308,926	1.67	4.59	1,034,272	3.38	-	0.12	(1.28)	(1.16)
2019	340,255	1.69	4.64	1,215,712	1.75	-	0.12	12.39	12.53
2018‡	367,914	1.04	4.13	1,223,123	2.58	-	-	(15.44)	(15.44)
Templeton Growth VIP Fund
2022	762,617	1.75	4.84	1,709,779	0.16	-	0.12	(11.62)	(11.52)
2021	740,552	1.98	5.47	1,943,781	1.09	-	0.12	4.75	4.87
2020	690,962	1.89	5.21	1,793,056	2.96	-	0.12	5.67	5.80
2019	738,160	1.79	4.93	1,841,059	2.73	-	0.12	15.02	15.15
2018‡	809,959	1.56	4.28	1,789,059	1.96	-	0.12	(14.95)	(14.85)
TVST Touchstone Balanced Fund
2022	86,741	2.58	2.72	225,758	0.49	-	-	(15.96)	(15.79)
2021	87,769	3.07	3.23	271,817	0.26	-	-	17.07	17.07
2020	69,592	2.62	2.76	184,022	1.29	-	-	19.16	19.16
2019	79,848	2.20	2.32	177,063	0.76	-	-	22.80	22.80
2018‡	154,766	1.79	1.89	279,729	1.11	-	-	(6.07)	(6.07)
TVST Touchstone Bond Fund
2022	1,161,544	1.48	1.56	1,779,693	2.05	-	0.12	(13.95)	(13.81)
2021	1,177,412	1.72	1.81	2,094,463	2.70	-	0.12	(1.33)	(1.21)
2020	948,107	1.75	1.83	1,705,457	1.73	-	0.12	9.58	9.71
2019	977,928	1.59	1.67	1,603,455	1.23	-	0.12	10.33	10.46
2018‡	1,096,763	1.47	1.51	1,629,957	2.41	-	-	(1.88)	(1.88)
TVST Touchstone Common Stock Fund
2022	2,549,626	3.45	3.82	9,305,623	0.40	-	0.12	(17.66)	(17.67)
2021	2,790,369	4.19	4.64	12,361,436	0.54	-	0.12	27.70	27.85
2020	3,045,726	3.28	3.63	10,553,277	0.62	-	0.12	23.53	23.68
2019	3,389,387	2.66	2.93	9,489,663	0.56	-	0.12	28.43	28.58
2018‡	3,575,607	2.14	2.28	7,782,571	1.27	-	-	(8.05)	(8.05)

44

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Invest- ment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

TVST Touchstone Small Company Fund
2022	450,445	3.36	3.88	1,615,021	0.03	-	0.12	(14.50)	(14.35)
2021	481,146	3.93	4.53	2,014,324	0.07	-	0.12	24.03	24.18
2020	554,053	3.17	3.65	1,868,392	0.17	-	0.12	18.55	18.70
2019	561,980	2.67	3.08	1,593,585	0.03	-	0.12	21.25	21.40
2018‡	579,296	2.29	2.53	1,351,613	-	-	-	(7.98)	(7.98)
Virtus Duff & Phelps Real Estate Securities Series
2022	946,727	3.45	12.67	4,896,393	0.96	-	0.12	(26.28)	(26.12)
2021	1,045,013	4.68	17.15	7,222,790	0.69	-	0.12	46.24	46.41
2020	1,104,673	3.20	11.71	5,449,632	1.20	-	0.12	(1.67)	(1.55)
2019	1,071,693	3.25	11.90	5,549,492	1.66	-	0.12	27.27	27.42
2018‡	1,200,727	2.56	9.34	4,801,765	1.62	-	0.12	(6.64)	(6.53)
Virtus KAR Capital Growth Series
2022	114,161	2.90	8.40	935,930	-	-	-	(36.12)	(36.07)
2021	121,559	4.54	13.14	1,564,501	-	-	-	12.14	12.14
2020	123,048	4.04	11.72	1,413,830	-	-	-	50.23	50.23
2019	128,925	2.69	7.80	989,708	-	-	-	39.87	39.87
2018‡	133,662	1.92	5.58	734,565	-	-	-	(7.25)	(7.25)
Virtus KAR Enhanced Core Equity Series
2022	486,808	3.43	8.74	4,059,718	2.45	-	0.12	(2.28)	(2.35)
2021	536,148	3.51	8.95	4,551,452	2.27	-	0.12	17.25	17.39
2020	564,622	3.00	7.63	4,080,496	1.73	-	0.12	14.77	14.91
2019	608,570	2.61	6.64	3,841,501	1.20	-	0.12	28.52	28.67
2018	674,885	2.03	5.16	3,285,478	1.03	-	0.12	(12.97)	(12.86)
Virtus KAR Small-Cap Growth Series
2022	155,413	6.98	21.67	2,583,397	-	-	0.12	(30.34)	(30.32)
2021	167,581	10.02	31.10	4,094,241	-	-	0.12	4.86	4.98
2020	176,509	9.56	29.62	4,119,335	-	-	0.12	44.47	44.64
2019	200,341	6.62	20.48	3,180,271	-	-	0.12	37.15	37.31
2018‡	252,833	2.94	14.92	2,776,822	-	-	-	11.66	11.66

45

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Virtus KAR Small-Cap Value Series
2022	1,232,980	3.30	9.68	6,455,398	0.20	-	0.12	(24.14)	(24.14)
2021	1,232,865	4.35	12.76	8,791,116	0.12	-	0.12	19.58	19.72
2020	1,337,920	3.64	10.66	7,869,468	1.11	-	0.12	29.49	29.65
2019	1,431,968	2.81	8.22	6,512,732	0.96	-	0.12	24.48	24.63
2018‡	1,486,671	2.26	6.60	5,502,208	0.89	-	0.12	(15.98)	(15.88)
Virtus Newfleet Multi-Sector Intermediate Bond Series
2022	1,239,789	2.09	5.76	3,415,646	3.34	-	0.12	(9.52)	(9.58)
2021	1,292,298	2.31	6.37	3,958,782	2.91	-	0.12	0.95	1.07
2020	1,177,214	2.29	6.30	3,682,639	3.39	-	0.12	6.41	6.53
2019	1,187,553	2.15	5.91	3,552,657	3.69	-	0.12	10.34	10.47
2018‡	1,247,843	1.95	5.35	3,351,871	3.89	-	0.12	(2.78)	(2.66)
Virtus SGA International Growth Series
2022	6,143,908	2.05	6.02	13,681,002	-	-	0.12	(18.65)	(18.65)
2021	5,970,783	2.52	7.40	16,736,448	-	-	0.12	8.19	8.32
2020	5,920,933	2.33	6.83	15,427,641	-	-	0.12	23.49	23.64
2019	6,240,186	1.88	5.53	13,162,002	0.86	-	0.12	18.39	18.54
2018‡	6,054,843	1.59	4.66	11,096,168	2.86	-	0.12	(16.77)	(16.67)
Virtus Strategic Allocation Series
2022	77,859	2.44	6.22	412,932	0.25	-	0.12	(30.48)	(30.58)
2021	79,958	3.51	8.96	612,127	0.40	-	0.12	7.44	7.57
2020	106,924	3.27	8.33	791,495	0.69	-	0.12	33.80	33.96
2019	110,670	2.44	6.22	623,731	1.28	-	0.12	25.89	26.05
2018	127,459	1.94	4.93	573,920	1.40	-	0.12	(6.00)	(5.89)

46

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

					Invest-
		Unit	Unit		ment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%) (3)(4)

Wanger Acorn (a)
2022	151,710	3.35	10.30	1,373,787	-	-	0.12	(33.40)	(33.46)
2021	156,468	5.03	15.48	2,116,109	0.75	-	0.12	8.77	8.90
2020	165,111	4.63	14.22	2,051,726	-	-	0.12	24.08	24.23
2019	181,461	3.73	11.44	1,778,893	0.26	-	0.12	30.94	31.10
2018‡	194,587	2.85	8.73	1,424,122	0.09	-	0.12	(1.58)	(1.46)
Wanger International
2022	1,096,348	2.74	9.79	3,591,886	0.91	-	0.12	(33.82)	(33.90)
2021	1,039,276	4.14	14.81	5,349,722	0.55	-	0.12	18.67	18.81
2020	1,080,284	3.49	12.46	4,654,456	1.99	-	0.12	14.23	14.36
2019	1,138,260	3.06	10.90	4,359,929	0.83	-	0.12	29.84	29.99
2018‡	1,130,673	2.35	8.38	3,483,432	2.02	-	0.12	(17.80)	(17.70)
Wanger Select
2022	60,598	3.08	9.15	403,143	-	-	0.12	(34.88)	(34.78)
2021	67,858	4.73	14.03	723,266	-	-	0.12	5.70	5.83
2020	71,437	4.47	13.26	720,787	0.73	-	0.12	26.50	26.65
2019	104,491	3.54	10.47	678,261	0.07	-	0.12	29.15	29.30
2018‡	137,212	2.74	8.10	622,785	0.16	-	0.12	(12.52)	(12.41)

(a) Name change. See Note 2.

47

PHLVIC Variable Universal Life Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

(‡) For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

48

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PHL Variable Insurance Company

and Contract Owners of PHLVIC Variable Universal Life Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise PHLVIC Variable Universal Life Account (the Separate Account) as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 7 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of their operations and the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the PHL Variable Insurance Company’s separate accounts since 2015.

Hartford, Connecticut

April 14, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Alger Capital Appreciation Portfolio

AMT Sustainable Equity Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II

Federated Hermes High Income Bond Fund II

Fidelity® VIP ContraFund® Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Investment Grade Bond Portfolio

Franklin Income VIP Fund

Franklin Mutual Shares VIP Fund

Guggenheim VT Long Short Equity Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Global Fund

Invesco V.I. Main Street Small Cap Fund®

Invesco V.I. American Franchise Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Main Street Mid Cap Fund®

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio

Lord Abbett Series Fund Bond Debenture Portfolio

Lord Abbett Series Fund Growth and Income Portfolio

Lord Abbett Series Fund Mid Cap Stock Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO CommodityRealReturn®Strategy Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Rydex VT Inverse Government Long Bond Strategy Fund

Rydex VT Nova Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Growth VIP Fund

TVST Touchstone Balanced Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus SGA International Growth Series

Virtus Duff & Phelps Real Estate Securities Series

Virtus KAR Capital Growth Series

Virtus KAR Small-Cap Growth Series

Virtus KAR Small-Cap Value Series

Virtus Newfleet Multi-Sector Intermediate Bond Series

Virtus KAR Enhanced Core Equity Series

Virtus Strategic Allocation Series

Wanger International

Wanger Select

Wanger Acorn(1)

(1)See Note 2 to the financial statements for the former name of the subaccount

PHL Variable Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

PHL Variable Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4259 © 2022 The Nassau Companies of New York	12-22